                                ASSIGNMENT OF LEASE

RECITALS
Section 1.     Assignment
Section 2.     Payment for Assignment
Section 3.     Assumption of Lease Obligations
Section 4.     Assignor's Covenants
Section 5.     Lease Security Deposit
Section 6.     Assignment Security Deposit
Section 7.     Brokers
Section 8.     Condition of Premises
Section 9.     Landlord's Expenses
Section 10.    Successors and Assigns
Section 11.    Governing Law

Exhibit A.     Original Lease
Exhibit B.     First Amendment of Lease

          This Assignment of Lease ("ASSIGNMENT") is made as of December 1, 1998 between JUNGLEE CORP., a Delaware corporation ("ASSIGNOR"), and IMPRESSE CORPORATION, a California corporation ("ASSIGNEE").

                                      RECITALS

          A. DE ANZA PROPERTIES, a California limited partnership as landlord ("LANDLORD"), and Assignor, as lessee, executed a lease dated as of May 15, 1998 ("ORIGINAL LEASE"), a copy of which is attached and incorporated by reference as Exhibit A, pursuant to which Landlord leased to Assignor and Assignor leased from Landlord certain premises ("PREMISES") described in the Original Lease and located on property commonly known as 1309 South Mary Avenue, Sunnyvale, California for a term commencing on June 15, 1998 and ending on June 14, 2005, subject to earlier termination as provided in the Original Lease.

          B. The Original Lease was amended by a first amendment of lease, dated as of December 1, 1998 ("FIRST AMENDMENT OF LEASE"), a copy of which is attached and incorporated by reference as Exhibit B.

          C. The Original Lease and the First Amendment of Lease are hereinafter collectively referred to as the "LEASE."

          D. Assignor desires to assign the Lease to Assignee, and Assignee desires to accept the assignment of the Lease from Assignor and assume obligations under the Lease.

               Therefore, for good and valuable consideration, the receipt and adequacy of which are acknowledged, Assignor and Assignee agree as follows:

                            SECTION 1.  ASSIGNMENT

          Assignor hereby assigns and transfers to Assignee all of Assignor's right, title, and interest in the Lease and Assignee hereby accepts from Assignor all of Assignor's right, title, and interest, subject to the terms and conditions set forth in this Assignment.

                      SECTION 2.  PAYMENT FOR ASSIGNMENT

          In exchange for Assignor's assignment of the Lease to Assignee, Assignee shall make the following payments for each of the first six (6) months commencing with the date first above written: (i) the amount of $6,000/month to Assignor, and (ii) the amount of $6,000/month to Landlord. Each such payment shall be made on or before the tenth (10th) day of the calendar month immediately following the calendar month to which the payment in question relates. In the event that a payment is not made in full on or before such tenth (10th) day, then any unpaid balance shall bear interest at the lesser of ten percent (10%) per annum or the highest legally permissible rate calculated from such tenth (10th) day to the date of payment. In the event Assignor or Landlord is required to pursue legal action to collect any overdue amount, Assignee shall be liable to Assignor or Landlord, as the case may be, for its legal expenses incurred in connection therewith including reasonable attorneys' fees.

          Assignee's payment obligations under this Section 2. shall cease with respect to months subsequent to the expiration or termination of the Term of the Lease.

                  SECTION 3.  ASSUMPTION OF LEASE OBLIGATIONS

          Assignee assumes and agrees to perform and fulfill all the terms, covenants, conditions, and obligations required to be performed and fulfilled by Assignor as lessee under the Lease, including the making of all payments due to or payable on behalf of Landlord under the Lease as they become due and payable.

                       SECTION 4.  ASSIGNOR'S COVENANTS

          (a) Assignor covenants that the copy of the Lease attached as Exhibit A is a true and accurate copy of the Lease as of the date first written above and that there exists no other agreement affecting Assignor's tenancy under the Lease.

          (b) Assignor covenants that as of the date first written above the Lease is in full effect and no defaults exist under the Lease, nor any acts or events which, with the passage of time or the giving of notice or both, could become defaults.

                      SECTION 5.  LEASE SECURITY DEPOSIT

          Within five (5) days from Assignee's receipt of a copy of this Assignment which has been executed by both Assignor and by Landlord to signify that its consent has been given

("CONSENT OF LANDLORD"), Assignee shall pay Assignor $150,000 in cash in the form of a bank check in exchange for Assignor's assignment to Assignee of all of Assignor's right, title and interest in the $150,000 security deposit provided for in paragraph 1.9 of the Lease ("LEASE SECURITY DEPOSIT"). Assignor's assignment, transfer, conveyance and set over of all its right, title and interest in the Lease Security Deposit will become effective upon Assignor's receipt of the $150,000 in cash in the form of a bank check as provided for in the immediately preceding sentence. Landlord may conclusively presume that the assignment of Assignor's interest in the Lease Security Deposit has taken effect unless Assignor delivers written notice to the contrary to Landlord no later than ten (10) business days after Assignor's receipt of a copy of the Consent of Landlord.

                   SECTION 6.  ASSIGNMENT SECURITY DEPOSIT

          Within five (5) days from Assignee's receipt of a copy of the Consent of Landlord, Assignee shall cause to be delivered to Assignor all right, title, and interest in a payment bond certificate at the Union Bank of California in the face amount of $150,000 ("FIRST PAYMENT BOND CERTIFICATE"). Upon the occurrence of a default by Assignee, including, without limitation, any of Assignee's obligations under the Lease, in respect to any of the terms, provisions, covenants or conditions of this Assignment, Assignor shall thereupon be entitled to draw down on the First Payment Bond Certificate a draw of one hundred percent (100%) of any amount required by Assignor to remedy Assignee's default plus an additional amount to compensate Union Bank of California for any early withdrawal penalty. Assignor shall be entitled, without prejudice to any other remedy, to apply the proceeds of that portion of the First Payment Bond Certificate so drawn to satisfy any obligation of Assignee and any early withdrawal penalty. Within ten (10) days of any draw on the First Payment Bond Certificate, Assignee shall replenish the First Payment Bond Certificate to its previous amount by arranging for the issuance of a new First Payment Bond Certificate. Within five (5) business days after any drawing down upon the First Payment Bond Certificate, Assignor shall deliver to Assignee a written certificate signed by an authorized representative of Assignor describing in reasonable detail the reasons for the draw down in question. If Assignor fails to deliver such written certificate by the end of such fifth (5th) business day, then it shall immediately pay to Assignee the full amount of the draw down together with interest computed from the date of the draw down to the date of repayment on the unpaid balance at the interest rate of the lesser of ten percent (10%) per annum or the highest legally permissible rate. Promptly upon termination of the Lease, Assignor shall pay, or cause to be paid, to Assignee the amount represented by the First Payment Bond Certificate less any amounts required to remedy Assignee's defaults under this Assignment, or, alternatively, if no amounts are required to remedy any Assignee defaults upon termination of the Lease, Assignor may transfer the First Payment Bond Certificate to Assignee.

                             SECTION 7.  BROKERS

          Assignor and Assignee acknowledge that no real estate broker brought about this assignment transaction. Each party hereby agrees to indemnify the other party against claims of any person claiming by, through or under the first party in connection with this assignment transaction.

                       SECTION 8.  CONDITION OF PREMISES

          Assignor represents and warrants that, to Assignor's knowledge, as of the date first above written (i) the building systems (for example, HVAC, mechanical, electrical, plumbing, water and gas) are in good working order and repair, (ii) the Premises are not in violation of any ordinance, rule, code or regulation of any governmental agency and Assignor has not received any notice of a possible violation, and (iii) the Premises complies with the provisions of the Americans with Disabilities Act. Assignor and Assignee acknowledge that another occupant of the "Building" (as defined in the Lease) has asserted the right to make exclusive use of the bathrooms located on the second floor.

                        SECTION 9.  LANDLORD'S EXPENSES

          Assignor shall pay Landlord's reasonable and actual expenses incurred with respect to this request for Consent, subject to the limitations contained in Paragraph 59.3(2) of the Addendum to the Lease.

                        SECTION 10.  SUCCESSORS AND ASSIGNS

          This Assignment shall be binding on and inure to the benefit of the parties to it, their successors-in-interest, and assigns.

                          SECTION 11.  GOVERNING LAW

          This Assignment shall be governed by and construed in accordance with California law.

          The parties have executed this Assignment as of the date first above written.

                    Assignor: JUNGLEE CORP.

                              By:    /s/ [ILLEGIBLE]
                                 ------------------------------
                              Title:         Treasurer
                                   ----------------------------

                    Assignee: IMPRESSE CORPORATION

                              By:    /s/ [ILLEGIBLE]
                                 ------------------------------
                              Title:      President & CEO
                                   ----------------------------

                              CONSENT OF LANDLORD

          The undersigned, as Landlord under the Lease, consents to this Assignment of the Lease to Assignee, provided, however, that notwithstanding this Assignment and the undersigned's consent to this Assignment, Assignor shall remain primarily obligated as tenant under the Lease and the undersigned does not waive or relinquish any rights under the Lease against Assignor or Assignee.

                              DE ANZA PROPERTIES,
                              a California limited partnership

                              By:       /s/ [ILLEGIBLE]
                                 -----------------------------------
                              Title:         Managing Partner
                                   ---------------------------------

                                  FIRST AMENDMENT

                                         OF

                                       LEASE

          This First Amendment of Lease ("FIRST AMENDMENT") is made and entered into as of this 1st day of December 1998 by and between DE ANZA PROPERTIES, a California limited partnership ("LESSOR"), and JUNGLEE CORP., a Delaware corporation ("LESSEE").

                                      RECITALS

          A. Lessor and Lessee entered into a lease, dated as of May 15, 1998 ("LEASE"), covering certain premises located at 1309 South Mary Avenue, Sunnyvale, California which premises are further described in the Lease.

          B. Lessor desires to assign the Lease to Impresse Corporation ("IMPRESSE") by means of an assignment of lease between Lessor and Impresse, a copy of which assignment of lease is attached hereto as Exhibit A ("ASSIGNMENT OF LEASE").

          C. Impresse desires to have Paragraph 66. of the Lease deleted so that it will not be transferred to Impresse by the Assignment of Lease.

          D. Impresse and Lessee desire to have Lessor acknowledge that Lessor is working, and will continue to work, to resolve the issue with regard to the second floor bathrooms so that Lessee and Impresse will have clear rights to use the second floor bathrooms despite assertions by an occupant of the Building that such occupant has exclusive rights to use the second floor bathrooms.

          NOW, THEREFORE, the parties hereto agree as follows:

          FIRST, paragraph 66. of the Lease is hereby deleted;

          SECOND, Lessee hereby acknowledges and confirms that the warrant identified in Paragraph 66. of the Lease (deleted pursuant to the foregoing paragraph) has been issued to Lessor and Lessee further confirms that this First Amendment shall have no effect upon Lessor's rights with respect to the warrant;

          THIRD, Lessor has worked diligently, and will continue to work diligently, to resolve the issue regarding the second floor bathrooms to confirm that Lessee/Impresse have clear rights to use such second floor bathrooms on a non-exclusive basis; this Amendment shall not, however, be deemed to be an admission by Lessor that Lessor has any obligation to provide non-exclusive access to the second floor to Lessee or to Impresse nor shall it be deemed to be an admission by Lessee or by Impresse that it does not have the right to require Lessor to provide non-exclusive access to the bathrooms on the second floor; and

          FOURTH, this First Amendment shall go into effect at the moment that assignment of the Lease to Impresse occurs in accordance with the terms of the Assignment of Lease.

          IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed as of the day and year first above written.

                              DE ANZA PROPERTIES,
                              a California limited partnership

                              By:       /s/ [ILLEGIBLE]
                                 -----------------------------------
                              Title:         Managing Partner
                                   ---------------------------------


                              JUNGLEE CORPORATION,
                              a Delaware corporation

                              By:       /s/ [ILLEGIBLE]
                                 -----------------------------------
                              Title:         Treasurer
                                   ---------------------------------

                             STANDARD OFFICE LEASE-NET
                    AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION
                                    [LOGO]

1.   BASIC LEASE PROVISIONS ("Basic Lease Provisions")

   1.1 PARTIES: This Lease, dated, for reference purposes only, MAY 15, 1998 is made by and between DE ANZA PROPERTIES, A CALIFORNIA LIMITED PARTNERSHIP (herein called "Lessor") and JUNGLEE CORPORATION, A DELAWARE CORPORATION doing business under the name of JUNGLEE (herein called "Lessee").

   1.2 PREMISES: Suite Number(s) 2 floors, consisting of approximately 20,000 square feet, more or less as defined in paragraph 2 and as shown on Exhibit "A" hereto (the "Premises").

   1.3 BUILDING: Commonly described as being located at 1309 SOUTH MARY AVENUE in the City of SUNNYVALE County of SANTA CLARA State of California as more particularly described in Exhibit N/A hereto, and as defined in paragraph 2.

   1.4    USE: GENERAL OFFICE subject to paragraph 6.

   1.5 TERM: SEVEN (7) YEARS commencing SEE ADDENDUM ("Commencement Date") and ending SEE ADDENDUM as defined in paragraph 3.

   1.6 BASE RENT: SEE ADDENDUM per month, payable on the 1ST day of each month per paragraph 4.1.

   1.7 BASE RENT INCREASE: On SEE ADDENDUM the monthly Base Rent payable under paragraph 1.6 above shall be adjusted as provided in paragraph 4.3 below.

   1.8 RENT PAID UPON EXECUTION: FOURTEEN THOUSAND DOLLARS AND 00/100 CENTS ($14,000.00) for FIRST MONTHS RENT

   1.9 SECURITY DEPOSIT: ONE HUNDRED FIFTY THOUSAND DOLLARS AND 00/100 CENTS ($150,000.00)

   1.10   LESSEE'S SHARE OF OPERATING EXPENSES: 40% as defined in paragraph
4.2.

2.   PREMISES, PARKING AND COMMON AREAS.

   2.1 PREMISES: The Premises are a portion of a building, herein sometimes referred to as the "Building" identified in paragraph 1.3 of the Basic Lease Provisions. "Building" shall include adjacent parking structures used in connection therewith The Premises, the Building, the Common Areas, the land upon which the same are located, along with all other buildings and improvements thereon or thereunder, are herein collectively referred to as the "Office Building Project." Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, the real property referred to in the Basic Lease Provisions, paragraph 1.2, as the "Premises", including rights to the Common Areas as hereinafter specified.

   2.2 VEHICLE PARKING: So long as Lessee is not in default, and subject to the rules and regulations attached hereto, and as established by Lessor from time to time, Lessee shall be entitled to rent and use 80 parking spaces in the Office Building Project at the monthly rate applicable from time to time for monthly parking as set by Lessor and/or its licensee.

    2.2.1 If Lessee commits, permits or allows any of the prohibited activities describes in the Lease or the rules then in effect, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

    2.2.2 The monthly parking rate per parking space will be $0.00 per month at the commencement of the term of this Lease, and is subject to change upon five (5) days prior written notice to Lessee. Monthly parking fees shall be payable one month in advance prior to the first day of each calendar month.

   2.3 COMMON AREAS - DEFINITION. The term "Common Areas" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Office Building Project that are provided and designated by the Lessor from time to time for the general non-exclusive use of Lessor, Lessee and of other lessees of the Office Building Project and their respective employees, suppliers, shippers, customers and invitees, including but not limited to common entrances, lobbies, corridors, stairways and stairwells, public restrooms, elevators, escalators, parking areas to the extent not otherwise prohibited by this Lease, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, ramps, driveways, landscaped areas and decorative walls.

   2.4 COMMON AREAS - RULES AND REGULATIONS. Lessee agrees to abide by and conform to the rules and regulations attached hereto as Exhibit B with respect to the Office Building Project and Common Areas, and to cause its employees, suppliers, shippers, customers and invitees to so abide and conform. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to modify, amend and enforce said rules and regulations. Lessor shall not be responsible to Lessee for the non-compliance with said rules and regulations by other lessees, their agents, employees and invitees of the Office Building Project.

   2.5 COMMON AREAS - CHANGES. Lessor shall have the right, in Lessor's sole discretion, from time to time:

     (a) To make changes to the Building interior and exterior and Common Areas, including, without limitation, changes in the location, size, shape, number, and appearance thereof, including but not limited to the lobbies, windows, stairways, air shafts, elevators, escalators, restrooms, driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, decorative walls, landscaped areas and walkways; provided, however, Lessor shall at all times provide the parking facilities required by applicable law;

     (b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;

     (c) To designate other land and improvements outside the boundaries of the Office Building Project to be a part of the Common Areas, provided that such other land and improvements have a reasonable and functional relationship to the Office Building Project;

     (d)  To add additional buildings and improvements to the Common Areas;

     (e) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Office Building Project, or any portion thereof;

     (f) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Office Building Project as Lessor may, in the exercise of sound business judgment deem to be appropriate.

3.   TERM.

   3.1 TERM. The term and Commencement Date of this Lease shall be as specified in paragraph 1.5 of the Basic Lease Provisions.

   3.2 DELAY IN POSSESSION. Notwithstanding said Commencement Date, if for any reason Lessor cannot deliver possession of the Premises to Leasee on said date and subject to paragraph 3.2.2, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Lessee hereunder or extend the term hereof; but in such case, Lessee shall not be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease, except as may be otherwise provided in this Lease, until possession of the Premises is tendered to Lessee, as hereinafter declined; provided, however, that if Lessor shall not have delivered possession of the Premises within sixty (60) days following said Commencement Date, as the same may be extended under the terms of a Work Letter executed by Lessor and Lessee, Lessee may, at Lessee's option, by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder; provided, however, that, as to Lease's obligation, Lessee first reimburses Lessor for all costs incurred for Non-Standard Improvements and, as to Lessor's obligations, Lessor shall return any money previously deposited by Lessee (less any offsets due Lessor for Non-Standard Improvements); and provided further, that is such written notice by Lessee is not received by Lessor within said ten (10) day period, Lessee's right to cancel this Lease hereunder shall terminate and be of no further force or effect.
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

    3.2.1 POSSESSION TENDERED - DEFINED. Possession of the Premises shall be deemed tendered to Lessee ("Tender of Possession") when (1) the improvements to be provided by Lessor under this Lease are substantially completed, (2) the Building utilities are ready for use in the Premises, (3) Lessee has reasonable access to the Premises, and (4) ten (10) days shall have expired following advance written notice to Lessee of the occurrence of the matters described in (1), (2) and (3), above of this paragraph 3.2.1.

    3.2.2 DELAYS CAUSED BY LESSEE. There shall be no abatement of rent, and the sixty (60) day period following the Commencement Date before which Lessee's right to cancel this Lease accrues under paragraph 3.2 shall be deemed extended to the extent of any delays caused by acts or omissions of Lessee, its agents, employees and contractors.

   3.3 EARLY POSSESSION. If Lessee occupies the Premises prior to said Commencement Date, such occupancy shall be subject to all provisions of this Lease, such occupancy shall not change the termination date, and Lessee shall pay rent for such occupancy.

   3.4 UNCERTAIN COMMENCEMENT. In the event commencement of the Lease term is defined as the completion of the improvements, Lessee and Lessor shall execute an amendment to this Lease establishing the date of Tender of Possession (as defined in paragraph 3.2.1) or the actual taking of possession by Lessee, whichever first occurs, as the Commencement Date.

4.   RENT.

   4.1 BASE RENT. Except as may be otherwise expressly provided in this Lease, Lessee shall pay to Lessor the Base Rent for the Premises set forth in paragraph 1.6 of the Basic Lease Provisions, without offset or deduction Lessee shall pay Lessor upon execution hereof the advance Base Rent described in paragraph 1.8 of the Basic Lease Provisions. Rent for any period during the term hereof which is for less than one month shall be prorated based upon the actual number of days of the calendar month involved. Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing.

   4.2 OPERATING EXPENSES. Lessee shall pay to Lessor during the term hereof, in addition to the Base Rent, Lessee's Share, as hereinafter defined, of all Operating Expenses, as hereinafter defined, during each calendar year of the term of this Lease, in accordance with the following provisions:

     (a) "Lessee's Share" is defined for purposes of this Lease, as the percentage set forth in paragraph 1.10 of the Basic Lease Provisions, which percentage has been determined by dividing the approximate square footage of the Premises by the total approximate square footage of the rentable space contained in the Office Building Project. It is understood and agreed that the square footage figures set forth in the Basic Lease Provisions are approximations which Lessor and Lessee agree are reasonable and shall not be subject to revision except in connection with an actual change in the size of the Premises or a change in the space available for lease in the Office Building Project.

     (b) "Operating Expenses" is defined, for purposes of this Lease, to include all costs, if any, actually incurred by Lessor in the exercise of its reasonable discretion for:

        (i) The customary and routine operation, repair, maintenance and replacement in neat, clean, safe, good order and condition, of the Office Building Project, including but not limited to, the following:

               (aa) The Common Areas, including their surfaces, coverings, decorative items, carpets, drapes and window coverings, and including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, stairways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems, Common Area lighting facilities, building exteriors and roofs, fences and gates.

               (bb) All heating, air conditioning, plumbing, electrical systems, life safety equipment, telecommunication and other equipment used in common by, or for the benefit of, lessees or occupants of the Office Building Project, including elevators and escalators, tenant directories, fire detection systems including sprinkler system maintenance and repair.

        (ii)   Trash disposal, janitorial and security services.

        (iii) Any other service to be provided by Lessor that is elsewhere in this Lease stated to be an "Operating Expense";

        (iv) The cost of the premiums for the liability and property insurance policies to be maintained by Lessor under paragraph 8 hereof;

        (v) The amount of the real property taxes to be paid by Lessor under paragraph 10.1 hereof;

        (vi) The cost of water, sewer, gas, electricity, and other publicly mandated services to the Office Building Project;

        (vii) Labor, salaries and applicable fringe benefits and costs, materials, supplies and tools, used in maintaining and/or cleaning the Office Building Project and a management fee attributable to the operation of the Office Building Project;

        (viii) Replacing and/or adding improvements mandated by any governmental agency and any repairs or removals necessitated thereby amortized over its useful life according to Federal income tax reputations or guidelines for depreciation thereof (including interest on the unamortized balance as is then reasonable in the judgment of Lessor's accountants).

        (ix) Replacements of equipment or improvements that have a useful life for depreciation purposes according to Federal income tax guidelines of five (5) years or less, as amortized over such life.

     (c) Operating Expenses shall not include the costs of replacements of equipment or improvements that have a useful life for Federal income tax purposes in excess of five (5) years unless it is of the type described in paragraph 4.2(b)(viii), in which case their cost shall be included as above provided.

     (d) Operating Expenses shall not include any expenses paid by any lessee directly to third parties, on amounts as to which Lessor is otherwise reimbursed by any third party, other tenant, or by insurance proceeds.

     (e) Lessee's Share of Operating Expenses shall be payable by Lessee within ten (10) days after a reasonably detailed statement of actual expenses is presented to Lessee by Lessor. At Lessor's option, however, an amount may be estimated by Lessor from time to time of Lessee's Share of annual Operating Expenses and the same shall be payable monthly or quarterly, as Lessor shall designate, during each calendar year of the Lease form, on the same day as the Base Rent is due hereunder. In the event that Lessee pays Lessor's estimate of Lessee's Share of Operating Expenses as aforesaid, Lessor shall deliver to Lessee within sixty (60) days after the expiration of each calendar year a reasonably detailed statement showing Lessee's Share of the actual Operating Expenses incurred during the preceding year. If Lessee's payments under this paragraph 4.2(e) during said preceding calendar year exceed Lessee's Share as indicated on said statement, Lessee shall be entitled to credit the amount of such overpayment against Lessee's Share of Operating Expenses next falling due. If Lessee's payments under this paragraph during said preceding calendar year were less than Lessee's Share as indicated on said statement, Lessee shall pay to Lessor the amount of the deficiency within ten (10) days after delivery by Lessor to Lessee of said statement.

   4.3    RENT INCREASES.

   5. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon execution hereof the security deposit set forth in paragraph 1.9 of the Basic Lease Provisions as security for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default for the payment of any other sum due and owing to Lessor by Lessee hereunder.
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

If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefor deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount set in paragraph 1.9. Lessor shall not be required to keep said security deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, said deposit, or so much thereof as has not heretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use, to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest hereunder) at the expiration of the term hereof, and after Lessee has vacated the Premises. No trust relationship is created herein between Lessor and Lessee with respect to said Security Deposit. Landlord shall maintain accurate records of the security deposit.

6. USE.

   6.1 USE. The Premises shall be used and occupied only for the purpose set forth in paragraph 1.4 of the Basic Lease Provisions or any other use which is reasonably comparable or related to those uses and for no other purpose.

   6.2    COMPLIANCE WITH LAW.

     (a) Lessor warrants to Lessee that the Premises, in the state existing on the date that the Lease term commences, but without regard to alterations or improvements made by Lessee or the use for which Lessee will occupy the Premises, does not violate any covenants or restrictions of record, or any applicable building code, regulation or ordinance in effect on such Lease Term Commencement Date. In the event it is determined that this warranty has been violated, then it shall be the obligation of the Lessor, after written notice from Lessee, to promptly, at Lessor's sole cost and expense, rectify any such violation.

     (b) Except as provided in paragraph 6.2(a) Lessee shall, at Lessee's expense, promptly comply with all applicable statutes, ordinances, rules, regulations, orders, covenants and restrictions of record, and requirements of any fire insurance underwriters or rating bureaus, now in effect or which may hereafter come into effect, whether or not they reflect a change in policy from that now existing, during the term or any part of the term hereof, relating in any manner to the Premises and the occupation and use by Lessee of the Premises. Lessee shall conduct its business in a lawful manner and shall not use or permit the use of the Premises or the Common Areas in any manner that will tend to create waste or a nuisance or shall tend to disturb other occupants of the Office Building Project.

   6.3    CONDITION OF PREMISES.

     (a) Lessor shall deliver the Premises to Lessee in a clean condition on the Lease Commencement Date (unless Lessee is already in possession) and Lessor warrants to Lessee that the plumbing, lighting, air conditioning and heating system in the Premises shall be in good operating condition. In the event that it is determined that this warranty has been violated, then it shall be the obligation of Lessor, after receipt of written notice from Lessee setting forth with specificity the nature of the violation, to promptly, at Lessor's sole cost, rectify such violation.

     (b) Except as otherwise provided in this Lease, Lessee hereby accepts the Premises and the Office Building Project in their condition existing as of the Lease Commencement Date or the date that the Lessee takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any easements, covenants or restrictions of record, and accepts the Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that it has satisfied itself by its own independent investigation that the Premises are suitable for its intended use, and that neither Lessor nor Lessor's agent or agents has made any representation or warranty as to the present or future suitability of the Premises, Common Areas, or Office Building Project for the conduct of Lessee's business.

7.   MAINTENANCE, REPAIRS, ALTERATIONS AND COMMON AREA SERVICES.

   7.1 LESSOR'S OBLIGATIONS. Lessor shall keep the Office Building Project, including the Premises, interior and exterior walls, roof, and common areas, and the equipment whether used exclusively for the Premises or in common with other premises, in good condition and repair; provided, however, Lessor shall not be obligated to paint, repair or replace wall coverings, or to repair or replace any improvements that are not ordinarily a part of the Building or are above then Building standards. Except as provided in paragraph 9.5, there shall be to abatement of rent or liability of Lessee on account of any injury or interference with Lessee's business with respect to any improvements, alterations or repairs made by Lessor to the Office Building Project or any part thereof. Lessee expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Premises in good order, condition and repair.

   7.2    LESSEE'S OBLIGATIONS.

     (a) Notwithstanding Lessor's obligation to keep the Premises in good condition and repair, Lessee shall be responsible for payment of the cost thereof to Lessor as additional rent for that portion of the cost of any maintenance and repair of the Premises, or any equipment (wherever located) that serves only Lessee or the Premises, to the extent such cost is attributable to causes beyond normal wear and tear. Lessee shall be responsible for the cost of painting, repairing or replacing wall coverings, and to repair or replace any Premises improvements that are not ordinarily a part of the Building or that are above then Building standards. Lessor may at its option, upon reasonable notice, elect to have Lessee perform any particular such maintenance or repairs the cost of which is otherwise Lessee's responsibility hereunder.

     (b) On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as received, ordinary wear and tear excepted, clean and free of debris. Any damage or deterioration of the Premises shall not be deemed ordinary wear and tear if the same could have been prevented by customary and reasonable maintenance practices by Lessee. Lessee shall repair any damage to the Premises occasioned by the installation or removal of Lessee's trade fixtures, alterations, furnishings and equipment. Except as otherwise stated in this Lease, Lessee shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, air conditioning, window coverings, wall coverings, carpets, wall paneling, ceilings and plumbing on the Premises and in good operating condition, ordinary wear and tear excepted.

   7.3    ALTERATIONS AND ADDITIONS.

     (a) Lessee shall not, without Lessor's prior written consent make any alterations, improvements, additions, Utility Installations or repairs in, on or about the premises, or the Office Building Project. As used in this paragraph 7.3 the term "Utility Installation" shall mean carpeting, window and wall coverings, power panels, electrical distribution systems, lighting fixtures, air conditioning, plumbing, and telephone and telecommunication wiring and equipment. At the expiration of the term, Lessor may require the removal of any or all of said alterations, improvements, additions or Utility Installations, and the restoration of the Premises and the Office Building Project to their prior condition, at Lessee's expenses. Should Lessor permit Lessee to make its own alterations, improvements, additions or Utility Installations, Lessee shall use only such contractor as has been expressly approved by Lessor, and Lessor may require Lessee to provide to Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Lessor against any liability for mechanic's and materialmen's liens and to insure completion of the work. Should Lessee make any alterations, improvements, additions or Utility Installations without the prior approval of Lessor, or use a contractor not expressly approved by Lessor, Lessor may, at any time during the term of this Lease, require that Lessee remove any part or all of the same.

     (b) Any alterations, improvements, additions or Utility Installations in or about the Premises or the Office Building Project that Lessee shall desire to make shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent to Lessee's making such alteration, improvement, addition or Utility Installation, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from the applicable governmental agencies, furnishing a copy thereof to Lessor prior to the commencement of the work, and compliance by Lessee with all conditions of said permit in a prompt and expeditious manner, if a permit is required.

     (c) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises, the Building or the Office Building Project, or any interest therein.

     (d) Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in the Premises by Lessee, and Lessor shall have the right to post notices of non-responsibility in or on the Premises or the Building as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend itself and Lessor against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises, the Building or the Office Building Project, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises, the Building and the Office Building Project free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's reasonable attorneys fees and costs in participating in such action if Lessor shall decide it is to Lessor's best interest so to do.

     (e) All alterations, improvements, additions and Utility Installations (whether or not such Utility Installations constitute trade fixtures of Lessee), which may be made to the Premises by Lessee, including but not limited to, floor coverings, panelings, doors, drapes, built-ins, moldings, sound attenuation, and lighting and telephone or communication systems, conduit, wiring and outlets, shall be made and done in a good and workmanlike manner and of good and sufficient quality and materials and shall be the property of Lessor and remain upon and be surrendered with the Premises at the expiration of the Lease term, unless Lessor requires their removal pursuant to paragraph 7.3(a). Provided Lessee is not in default, notwithstanding the provisions of this paragraph 7.3(e), Lessee's personal property and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises or the Building, and other than Utility Installations, shall remain the property of the Lessee and may be removed by Lessee subject to the provisions of paragraph 7.2.

     (f) Lessee shall provide Lessor with as-built plans and specifications for any alterations, improvements, additions or Utility Installations.
                                                      Initials /s/ [ILLEGIBLE]
                                                              ----------------
                                                               /s/ [ILLEGIBLE]
                                                              ----------------

                              PAGE 3 OF 10 PAGES

   7.4 UTILITY ADDITIONS. Lessor reserves the right to install new or additional utility facilities throughout the Office Building Project for the benefit of Lessor or Lessee, or any other lessee of the Office Building Project, including, but not by way of limitation, such utilities as plumbing, electrical systems, security systems, communication systems, and fire protection and detection systems, so long as such installations do not unreasonably interfere with Lessee's use or access to the Common Areas and of the Premises.

8.   INSURANCE; INDEMNITY.

   8.1 LIABILITY INSURANCE-LESSEE. Lessee shall at Lessee's expense, obtain and keep in force during the term of this Lease a policy of Comprehensive General Liability Insurance utilizing an Insurance Services Office standard form with Broad Form General Liability Endorsement (GL0404) or equivalent, in an amount of not less than $1,000,000 per occurrence of bodily injury and property damage combined or in a greater amount as reasonably determined by Lessor and shall insure Lessee with Lessor as an additional insured against liability arising out of the use, occupancy or maintenance of the Premises. Compliance with the above requirement shall not, however, limit the liability of Lessee hereunder.

   8.2 LIABILITY INSURANCE-LESSOR. Lessor shall obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Broad Form Property Damage insurance, plus coverage against such other risks Lessor deems advisable from time to time, insuring Lessor, but not Lessee, against liability arising out of the ownership, use, occupancy or maintenance of the Office Building Project in an amount not less than $5,000,000.00 per occurrence.

   8.3 PROPERTY INSURANCE-LESSEE. Lessee shall, at Lessee's expense, obtain, and keep in force during the term of this Lease for the benefit of Lessor, replacement cost fire and extended coverage insurance, with vandalism and malicious mischief, sprinkler leakage and earthquake sprinkler leakage endorsements in an amount sufficient to cover not less than 100% of the full replacement cost, as the same may exist from time to time, of all of Lessee's personal property, fixtures, equipment, and tenant improvements.

   8.4 PROPERTY INSURANCE-LESSOR. Lessor shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the office Building Project improvements, but not Lessee's personal property, fixtures, equipment or tenant improvements, in the amount of the full replacement cost thereof, as the same may exist from time to time, utilizing Insurance Services Office standard form or equivalent, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, plate glass, and such other perils as Lessor deems advisable or may be required by a tender having a lien on the Office Building Project, In addition, Lessor shall obtain and keep in force, during the term of this Lease, a policy of rental value insurance covering a period of one year, with loss payable to Lessor, which insurance shall also cover all Operating Expenses for said period. Lessee will not be named in any such pllicies carried by Lessor and shall have no right to any proceeds therefrom. The policies required by these paragraphs
8.2 and 8.4 shall contain such deductibles as Lessor or the aforesaid lender may determine. Lessee shall not do or permit to be done anything which shall invalidate the insurance policies carried by Lessor. Lessee shall pay the entirety of any increase in the property insurance premium for the Office Building Project over what it was immediately prior to the commencement of the term of this Lease. If the increase is specified by Lessor's insurance carrier as being caused by the nature of Lessee's occupancy or any act or omission of Lessee.

   8.5 INSURANCE POLICIES. Lessee shall deliver to Lessor copies of liability insurance policies required under paragraph 6.1 or certificates evidencing the existence and amounts of such insurance within seven (7) days after the Commencement Date of this Lease. No such policy shall be cancelable or subject to reduction of coverage or other modification except after thirty (30) days prior written notice to Lessor. Lessee shall at least thirty (30) days prior to the expiration of such policies, furnish Lessor with renewals thereof.

   8.6 WAIVER OF SUBROGATION. Lessee and Lessor each hereby release and relieve the other, and waive their entire right of recovery against the other, for direct or consequential loss or damage arising out of or incident to the perils covered by property insurance carried by such party, whether due to the negligence of Lessor or Lessee or their agents, employees, contractors and/or invitees. If necessary all property insurance policies required under this Lease shall be endorsed to so provide.

   8.7 INDEMNITY. Lessee shall indemnify and hold harmless Lessor and its agents. Lessor's master or ground lessor, partners and lenders, from and against any and all claims for damage to the person or property of anyone or any entity arising from Lessee's use of the Office Building Project or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnify and hold harmless Lessor from and against any and all claims, costs and expenses arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease or arising from any act or omission of Lessee, or any of Lessee's agents, contractors, employees or invitees and from and against all costs, reasonable attorney's fees, expenses and liabilities incurred by Lessor as the result of any such use, conduct, activity, work, things done, permitted or suffered, breach, default or negligence, and in dealing reasonably therewith, including but not limited to the defense of any claim or any action or proceeding involved therein: and in case any action or proceeding be brought against Lessor by reason of any such matter. Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified Except as provided in paragraph 57 of the Addendum. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property of Lessee or injury to persons, in upon or about the Office Building Project arising from any cause and Lessee hereby waives all claims in respect thereof against Lessor.

   8.8 EXEMPTION OF LESSOR FROM LIABILITY. Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for loss of or damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers, or any other person in or about the Premises or the Office Building Project, nor shall Lessor be liable for injury to the person of Lessee. Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from theft, fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said damage or injury results from conditions arising upon the Premises or upon other portions of the Office Building Project, or from other sources or places, or from new construction or the repair alteration or improvement of any part of the Office Building Project, or of the equipment fixtures or appurtenances applicable thereto. Except as provided in Paragraph 58 of the Addendum. Lessor shall not be liable for any damages arising from any act or neglect of any other lessee, occupant or user of the Office Building Project, nor from the failure of Lessor to enforce the provisions of any other lease of any other lessee of the Office Building Project.

   8.9 NO REPRESENTATION OF ADEQUATE COVERAGE. Lessor makes no representation that the limits or forms of coverage of insurance specified in this paragraph 8 are adequate to cover Lessee's property or obligations under this Lease.

9.   DAMAGE OR DESTRUCTION.

   9.1    DEFINITIONS.

     (a) "Premises Damage" shall mean if the Premises are damaged or destroyed to any extent.

     (b) "Premises Building Partial Damage" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is less than fifty percent (50%) of the then Replacement Cost of the Building.

     (c) "Premises Building Total Destruction" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is fifty percent (50%) or more of the then Replacement Cost of the Building.

     (d) "Office Building Project Buildings" shall mean all of the buildings on the Office Buildings Project site.

     (e) "Office Building Project Buildings Total Destruction" shall mean if the Office Building Project Buildings are damaged or destroyed to the extent that the cost of repair is fifty percent (50%) or more of the then Replacement Cost of the Office Building Project Buildings.

     (f) "Insured Loss" shall mean damage or destruction which was caused by an event required to be covered by the insurance described in paragraph 8. The fact that an insured Loss has a deductible amount shall not make the loss an uninsured loss.

     (g) "Replacement Cost" shall mean the amount of money necessary to be spent in order to repair or rebuild the damaged area to the condition that existed immediately prior to the damage occurring, excluding all improvements made by lessees, other than those installed by Lessor at Lessee's expense.

   9.2    PREMISES DAMAGE; PREMISES BUILDING PARTIAL DAMAGE.

     (a) Insured Loss: Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage which is an insured Loss and which falls into the classification of either Premises Damage or Premises Building Partial Damage, then Lessor shall, as soon as reasonably possible and to the extent the required materials and labor are readily available through usual commercial channels, at Lessor's expense, repair such damage (but not Lessee's fixtures, equipment or tenant improvements originally paid for by Lessee) to its condition existing at the time of the damage, and this Lease shall continue in full force and effect.

     (b)  Uninsured Loss:  Subject to the provisions of paragraphs 9.4 and
9.5. If at any time during the term of this Lease there is damage which is not an insured Loss and which falls within the classification of Premises Damage or Premises Building Partial Damage, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), which damage prevents Lessee from making any substantial use of the Premises, Lessor may at Lessor's option either (i) repair such damage as soon as reasonably possible at Lessor's expense. In which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease as of the date of the occurrence of such damage, in which event this Lease shall terminate as of the date of the occurrence of such damages.

   9.3 PREMISES BUILDING TOTAL DESTRUCTION: OFFICE BUILDING PROJECT TOTAL DESTRUCTION. Subject to the provisions of paragraphs 9.4 and 9.5. If at any time during the term of this Lease there is damage, whether or not it is an insured Loss, which falls into the classifications of either (i) Premises

                              PAGE 4 OF 10 PAGES

Building Total Destruction or (iii) Office Building Project Total Destruction, then Lessor may at Lessor's option either (i) repair such damage or destruction as soon as reasonably possible at Lessor's expense (to the extent the required materials are readily available through usual commercial channels) to its condition existing at the time of the damage, but not Lessee's fixtures, equipment or tenant improvements, and this Lease shall continue in full force and effect or (ii) give written notice to Lessee within thirty (30) days after the date of occurrence of such damage of Lessor's intention to cancel and terminate this Lease, in which case this Lease shall terminate as of the date of the occurrence of such damage.

   9.4    DAMAGE NEAR END OF TERM.

     (a)  Subject to paragraph 9.4(b), if at any time during the last twelve
(12) months of the term of this Lease there is substantial damage to the Premises, Lessor may at Lessor's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within 30 days after the date of occurrence of such damage.

     (b) Notwithstanding paragraph 9.4(a), in the event that Lessee has an option to extend or renew this Lease, and the time within which said option may be exercised has not yet expired. Lessee shall exercise such option, if it is to be exercised at all, no later than twenty (20) days after the occurrence of an Insured Loss falling within the classification of Premises Damage during the last twelve (12) months of the term of this Lease. If Lessee duly exercises such option during said twenty (20) day period, Lessor shall at Lessor's expense, repair such damage, but not Lessee's fixtures, equipment, or tenant improvements, as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option during said twenty (20) day period, then Lessor may at Lessor's option terminate and cancel this Lease as of the expiration of said twenty
(20) day period by giving written notice to Lessee of Lessor's election to do so within ten (10) days after the expiration of said twenty (20) day period, notwithstanding any term or provision in the grant of option to the contrary.

   9.5    ABATEMENT OF RENT; LESSEE'S REMEDIES.

     (a) In the event Lessor repairs or restores the Building or Premises pursuant to the provisions of this paragraph 9, and any part of the Premises are not usable including loss of use due to loss of access or essential services), the rent payable hereunder (including Lessee's Share of Operating Expenses) for the period during which such damage, repair or restoration continues shall be abated, provided (1) the damage was not the result of the negligence of Lessee. Except for said abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.

     (b) If Lessor shall be obligated to repair or restore the Premises or the Building under the provisions of this Paragraph 9 and shall not commence such repair or restoration within ninety (90) days after such occurrence, or if Lessor shall not complete the restoration and repair within six (6) months after such occurrence Lessee may at Lessee's option cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement or completion, respectively of such repair or restoration. In such event this Lease shall terminate as of the date of such notice.

     (c) Lessee agrees to cooperate with Lessor in connection with any such restoration and repair, including but not limited to the approval and/or execution of plans and specifications required.

     9.6 TERMINATION-ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.

     9.7 WAIVER. Lessor and Lessee waive the provisions of any statute which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease

10.  REAL PROPERTY TAXES.

     10.1 PAYMENT OF TAXES. Lessor shall pay the real property tax, as defined in paragraph 10.3, applicable to the Office Building Project subject to reimbursement by Lessee of Lessee's Share of such taxes in accordance with the provisions of paragraph 4.2 except as otherwise provided in paragraph 10.2

     10.2 ADDITIONAL IMPROVEMENTS. Lessee shall not be responsible for paying any increase in real property tax specified in the tax assessor's records and work sheets as being caused by additional improvement placed upon the Office Building Project by other lessees or by Lessor for the exclusive enjoyment of any other lessee. Lessee shall, however, pay to Lessor at the time that Operating Expenses are payable under paragraph 4.2(c) the entirety of any increase in real property tax if assessed solely by reason of additional improvements placed upon the Premises by Lessee or at Lessee's request, for the term of this lease.

     10.3 DEFINITION OF "REAL PROPERTY TAX." As used herein, the term "real property tax" shall include any form of real estate tax or assessment, general special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Office Building Project or any portion thereof by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the Office Building Project or in any portion thereof, as against Lessor's right to rent or other income therefrom and as against Lessor's business of leasing the Office Building Project. The term "real property tax" shall also include any tax, fee, levy, assessment or charge (i) in substitution of, partially or totally, any tax, fee, levy, assessment or charge hereinabove included within the definition of "real property tax," or (ii) the nature of which was hereinbefore included within the definition of "real property tax," or (iii) which is imposed for a service or right not charged prior to June 1, 1978, or if previously charged, has been increased since June 1, 1978, or (iv) which is imposed as a result of a change in ownership, as defined by applicable local statutes for property tax purposes, of the Office Building Project or which is added to a tax or charge hereinbefore included within the definition of real property tax by reason of such change of ownership, or (v) which is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof.

     10.4 JOINT ASSESSMENT. If the improvements or property, the taxes for which are to be paid separately by Lessee under paragraph 10.2 or 10.5 are not separately assessed, Lessee's portion of that tax shall be equitably determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information (which may include the cost of construction) as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

     10.5  PERSONAL PROPERTY TAXES.

        (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere.

        (b) If any of Lessee's said personal property shall be assessed with Lessor's real property. Lessee shall pay to Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11.  UTILITIES.

   11.1 SERVICES PROVIDED BY LESSOR. Lessor shall provide heating, ventilation, air conditioning, and janitorial service as reasonably required, reasonable amounts of electricity for normal lighting and office machines, water for reasonable and normal drinking and lavatory use, and replacement light bulbs and/or fluorescent tubes and ballasts for standard overhead fixtures.

   11.2 SERVICES EXCLUSIVE TO LESSEE. Lessee shall pay for all water, gas, heat, light, power, telephone and other utilities and services specially or exclusively supplied and/or metered exclusively to the Premises or to Lessee, together with any taxes thereon. If any such services are not separately metered to the Premises. Lessee shall pay at Lessor's option, either Lessee's Share or a reasonable proportion to be determined by Lessor of all charges jointly metered with other premises in the Building.

   11.3 HOURS OF SERVICE. Said services and utilities shall be provided during generally accepted business days and hours of such other days or hours as may hereafter be set forth. Utilities and services required at other times shall be subject to advance request and reimbursement by Lessee to Lessor at the cost thereof.

   11.4 EXCESS USAGE BY LESSEE. Lessee shall not make connection to the utilities except by or thorough existing outlets and shall not install or use machinery or equipment in or about the Premises that uses excess water, lighting or power, or suffer or permit any act that causes extra burden upon the utilities or services, including but not limited to security services, over standard office usage for the Office Building Project. Lessor shall require Lessee to reimburse Lessor for any excess expenses or costs that may arise out of a breach of this subparagraph by Lessee. Lessor may, in its sole discretion, install at Lessee's expense supplemental equipment and/or separate metering applicable to Lessee's excess usage or loading.

   11.5 Interruptions. There shall be no abatement of rent and Lessor shall not be liable in any respect whatsoever for the inadequacy, stoppage, interruption or discontinuance of any utility or service due to riot, strike, labor dispute, breakdown, accident, repair or other cause beyond Lessor's reasonable control or in cooperation with governmental request or directions.

12.  ASSIGNMENT AND SUBLETTING.

   12.1 LESSOR'S CONSENT REQUIRED. Lessee shall not voluntarily or by operation of law, assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee's interest in the Lease or in the Premises, without Lessor's prior written consent, which Lessor shall not unreasonably withhold. Lessor shall respond to Lessee's request for consent hereunder in a timely manner and any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a material default and breach of this Lease without the need for notice to Lessee under paragraph 13.1.

                              PAGE 5 OF 10 PAGES

   12.2 LESSEE AFFILIATE. Notwithstanding the provisions of paragraph 12 hereof, Lessee may assign or sublet the Premises or any portion thereof without Lessor's consent, to any corporation which controls is controlled by or is under common control with Lessee or to any corporation resulting from the merger or consolidation with Lessee, or to any person or entity which acquires all the assets of Lessee as a going concern of the business that is being conducted on the Premises, all of which are referred to as "Lessee Affiliate" or substantially all of provided that before such assignment shall be effective (a) said assignee shall assume, in full, the obligations of Lessee under this Lease and (b) Lessor shall be given written notice of such assignment and assumption. Any such assignment shall not, in any way affect or limit the liability of Lessee under the terms of this Lease even if after such assignment or subletting the terms of this Lease are materially changed or altered without the consent of Lessee, the consent of whom shall not be necessary.

   12.3   TERMS AND CONDITIONS APPLICABLE TO ASSIGNMENT AND SUBLETTING.

     (a) Regardless of Lessor's consent, no assignment or subletting shall release Lessee of Lessee's obligations hereunder or alter the primary liability of Lessee to pay the rent and other sums due Lessor hereunder including Lessee's Share of Operating Expenses, and to perform all other obligations to be performed by Lessee hereunder.

     (b) Lessor may accept rent from any person other than Lessee pending approval or disapproval of such assignment.

     (c) Neither a delay in the approval or disapproval of such assignment or subletting, nor the acceptance of rent, shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the breach of any of the terms or conditions of this paragraph 12 of this Lease.

     (d) If Lessee's obligations under this Lease have been guaranteed b third parties, then an assignment of sublease, and Lessor's consent thereto, shall not be effective unless said guarantors give their written consent to such sublease and the terms thereof.

     (e) The consent by Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease of any amendments or modifications thereto without notifying Lessee or anyone else liable on the Lease or sublease and without obtaining their consent and such action shall not relieve such persons from liability under this Lease or said sublease, provided, however, such persons shall not be responsible to the extent any such amendment or modification enlarges or increases the obligations of the Lessee or sublessee under this Lease or such sublease.

     (f) In the event of any default under this Lease. Lessor may proceed directly against Lessee, any guarantors or any one else responsible for the performance of this Lease, including the sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor or Lessee

     (g) Lessor's written consent to any assignment or subletting of the Premises by Lessee shall not constitute an acknowledgment that no default then exists under this Lease of the obligations to be performed by Lessee nor shall such consent be deemed a waiver of any then existing default, except as may be otherwise stated by Lessor at the time.

     (h) The discovery of the fact that any financial statement relied upon by Lessor in giving its consent to an assignment or subletting was materially false shall, at Lessor's election, render Lessor's said consent null and void.

    12.4 ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. Regardless of Lessor's consent, the following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein.

     (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease, provided however, that until a default shall occur in the performance of Lessee's obligations under this Lease Lessee may receive collect and enjoy the rents accruing under such sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a default exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents due and to become due under the sublease. Lessee agrees that such sublessee shall have the right to rely upon any such statement and request from Lessor and that such sublessee shall pay such rents to Lessor without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Lessee to the contrary Lessee shall have no right or claim against said sublessee or Lessor for any such rents so paid by said sublessee to Lessor.

     (b) No sublease entered into by Lessee shall be effective unless and until it has been approved in writing by Lessor. In entering into any sublease. Lessee shall use only such form of sublease as is satisfactory to Lessor and once approved by Lessor, such sublease shall not be changed or modified without Lessor's prior written consent. Any sublessee shall by reason of entering into a sublease under this Lease, be deemed for the benefit of Lessor to have assumed and agreed to conform and comply and each and every obligation herein to be performed by Lessee other than such obligations as are contrary to or inconsistent with provisions contained in a sublease to which Lessor has expressly consented in writing.

     (c) In the event Lessee shall default in the performance of its obligations under this Lease. Lessor at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of Lessee under such sublease from the time of the exercise of said action to termination of such sublease: provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to Lessee or for any other prior defaults of Lessee under such sublease.

     (d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

     (e) With respect to any subletting to which Lessor has consented. Lessor agrees to deliver a copy of any notice of default by Lessee to the sublessee. Such sublessee shall have the right to cure a default of Lessee within three (3) days after service of said notice of default upon such sublessee, and the sublessee shall have a right of reimbursement and offset from and against Lessee for any such defaults cured by the sublessee.

    12.5 LESSOR'S EXPENSES. In the event Lessee shall assign or sublet the Premises or request the consent of Lessor to any assignment or subletting or if Lessee shall request the consent of Lessor for any act Lessee proposed to do then Lessee shall pay Lessor's reasonable costs and expenses incurred in connection therewith, including attorneys, architects, engineers or other consultants fees.

   12.6 CONDITIONS TO CONSENT. Lessor reserves the right to condition any approval to assign or sublet upon Lessor's determination that (a) the proposed assignee or sublessee shall conduct a business on the Premises of a quality substantially equal to that of Lessee and consistent with the general character of the other occupants of the Office Building Project and not in violation of any exclusives or rights then held by other tenants and (b) the proposed assignee at least as financially responsible as Lessee was expected to be at the time of the execution of this Lease or of such assignment whichever is greater.

13.  DEFAULT; REMEDIES

    13.1 DEFAULT. The occurrence of any one or more of the following events shall constitute a material default of this Lease by Lessee:

  (a) The vacation or abandonment at the Premises by Lessee. Vacation of the Premises shall include the failure to occupy the Premises for a continuous period of sixty (60) days or more, whether or not the rent is paid.

     (b) The breach by Lessee of any of the covenants, conditions or provisions of paragraphs 7.3(a), (b) or (d) (alterations), 12.1 (assignment or subletting), 13.1(a) (vacation or abandonment), 13.1(e) (insolvency), 13.1(f) (false statement), 16(a) (estoppel certificate), 30(b) (subordination), 33 (auctions), or 41.1 (easements), all of which are hereby deemed to be material, non-curable defaults without the necessity of any notice by Lessor to Lessee thereof.

     (c) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof from Lessor to Lessee. In the event that Lessor serves Lessee with a Notice to Pay Rent or Quit pursuant to applicable Unlawful Detainer statutes such Notice to Pay Rent or Quit shall also constitute the notice required by this subparagraph.

     (d) The material failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee other than those referenced in subparagraphs (b) and (c) above where such failure shall continue for a period of thirty (30) days after written notice thereof from Lessor to Lessee: provided, however, that if the nature of Lessee's noncompliance is such that more than thirty (30) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said thirty (30) day period and thereafter diligently pursues such cure to completion. To the extent permitted by law, such thirty (30) day notice shall constitute the sole and exclusive notice required to be given to Lessee under applicable Unlawful Detainer statutes.

     (e) (i) The making by Lessee of any general arrangement or general assignment for the benefit of creditors; (ii) Lessee becoming a "debtor" as defined in 11 U.S.C. Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days; (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in Lease, where possession is not restored to Lessee within thirty (30) days, or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days. In the event that any provision of this paragraph 13.1(c) is contrary to any applicable law, such provision shall be of no force or effect.

                              PAGE 6 OF 10 PAGES

     (f) The discovery by Lessor that any financial statement given to Lessor by Lessee, or its successor in interest or by any guarantor of Lessee's obligation hereunder, was materially false, when given to lessor.

   13.2 REMEDIES. In the vent of any material default or breach of this Lease by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default.

     (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor in such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and any real estate commission actually paid, the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonably avoided, that portion of the leasing commission paid by Lessor pursuant to paragraph is applicable to the unexpired term of this Lease.

     (b) Maintain Lessee's right to possession in which case this Lease shall continue to effect whether or not Lessee shall have vacated or abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

     (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located. Unpaid installments of rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest from the date due at the maximum rate then allowable by law.

   13.3 Default By Lessor. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation, provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are required for performance then Lessor shall not be in default of Lessor commences performance within such 30-day period and thereafter diligently pursues the same to completion.

   13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of Base Rent, Lessee's Share of Operating Expenses or other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Office Building Project. Accordingly, if any installment of Base Rent, Operating Expenses, or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to 3% of such overdue amount. The parties hereby agree that such late charge The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late parment by Lessee Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

14. CONDEMNATION. If the Premises or any portion thereof or the Office Building Project are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs, provided that if so much of the Premises or the Office Building Project are taken by such condemnation as would substantially and adversely affect the operation and profitability of Lessee's business conducted from the Premises. Lessee shall have the option, to be exercised only in writing within thirty (30) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within (30) days after the condemning authority shall have taken possession), to terminate this Lease as of the date condemning authority takes possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent and Lessee's Share of Operating Expenses shall be reduced in the proportion that the floor area of the Premises taken bears to the total floor area of the Premises. Common Areas taken shall be excluded from the Common Areas usable by Lessee and no reduction of rent shall occur with respect thereto or by reason thereof. Lessor shall have the option in its sole discretion to terminate this Lease as of the taking of possession by the condemning authority, by giving written notice to Lessee of such election within thirty (30) days after receipt of notice of a taking by condemnation of any part of the Premises or the Office Building Project. Any award for the taking of all or any part of the Premises or the Office Building Project under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however that Lessee shall be entitled to any separate award for loss of or damage to Lessee's trade fixtures, removable personal property and unamortized tenant improvements that have been paid for by Lessee. For that purpose the cost of such improvements shall be amortized over the original term of this Lease excluding any options in the event that this Lease is not terminated by reason of such condemnation. Lessor shall to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority Lessee shall pay any amount in excess of such severance damages required to complete such repair.

15. BROKER'S FEE.

16. ESTOPPEL CERTIFICATE.

   (a) Each party (as "responding party") shall at any time upon not less than ten (10) day's prior written notice from the other party ("requesting party") execute, acknowledge and deliver to the requesting party a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and
(ii) acknowledging that there are not, to the responding party's knowledge, any uncured defaults on the part of the requesting party, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Office Building Project or of the business of Lessee.

   (b) At the requesting party's option, the failure to deliver such statement within such time shall be a material default of this Lease by the party who is to respond, without any further notice to such party, or it shall be conclusive upon such party that (i) this Lease is in full force and effect, without modification, except as may be represented by the requesting party, (ii) there are no uncured defaults in the requesting party's performance, and (iii) if Lessor is the requesting party, not more than one month's rent has been paid in advance.

   (c) If Lessor desires to finance, refinance, or sell the Office Building Project, or any part thereof, Lessee hereby agrees to deliver to any lender or purchaser designated by Lessor such customary financial statements of Lessee as may be reasonably required by such lender or purchaser. Such statements shall include the past three (3) years' financial statements of Lessee. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth, and not disclosed to any third-parties.


                              PAGE 7 OF 10 PAGES
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17. LESSOR'S LIABILITY. The term "Lessor" as used herein shall mean only the owner or owners, at the time in question, of the fee title or a lessee's interest in a ground lease of the Office Building Project, and except as expressly provided in paragraph 15, in the event of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership.

18. SEVERABILITY. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof.

19. INTEREST ON PAST-DUE OBLIGATIONS. Except as expressly herein provided, any amount due to Lessor or Lessee not paid when due shall bear interest at the maximum rate then allowable by law or judgments from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease; provided, however, that interest shall not be payable on late charges incurred by Lessee or Lessor nor on any amounts upon which late charges are paid by Lessee or Lessor.

20. TIME OF ESSENCE. Time is of the essence with respect to the obligations to be performed under this Lease.

21. ADDITIONAL RENT. All monetary obligations of Lessee to Lessor under the terms of this Lease, including but not limited to Lessee's Share of Operating Expense and any other expenses payable by Lessee hereunder shall be deemed to be rent.

22. INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither the real estate broker listed in paragraph 15 hereof nor any cooperating broker on this transaction nor the Lessor or any employee or agents of any of said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of the Premises or the Office Building Project and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease.

23. NOTICES. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified or registered mail, and shall be deemed sufficiently given if delivered or addressed to Lessee or to Lessor at the address noted below or adjacent to the signature of the respective parties, as the case may be. Mailed notices shall be deemed given upon actual receipt at the address required, or forty-eight hours following deposit in the mail, postage prepaid, whichever first occurs. Either party may by notice to the other specify a different address for notice purposes except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee.

24. WAIVERS. No waiver by Lessor of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

25. RECORDING. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes.

26. HOLDING OVER. If Lessee, with Lessor's consent, remains in possession of the Premises or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of Lessee, except that the rent payable shall be two hundred percent (200%) of the rent payable immediately preceding the termination date of this Lease, and all Options, if any, granted under the terms of this Lease shall be deemed terminated and be of no further effect during said month to month tenancy.

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall wherever possible, be cumulative with all other remedies at law or in equity.

28. COVENANTS AND CONDITIONS. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

29. BINDING EFFECT; CHOICE OF LAW. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of paragraph 17, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State where the Office Building Project is located and any litigation concerning this Lease between the parties hereto shall be initiated in the county in which the Office Building Project is located.

30. SUBORDINATION.

    (a) This Lease, and any Option or right of first refusal granted hereby, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the Office Building Project and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease and any Options granted hereby prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease or such Options are dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

   (b) Lessee agrees to execute any documents required to effectuate an attornment, a subordination, or to make this Lease or any Option granted herein prior to the lien of any mortgage, deed of trust or ground lease, as the case may be. Lessee's failure to execute such documents within ten (10) days after written demand shall constitute a material default by Lessee hereunder without further notice to Lessee or, at Lessor's option, Lessor shall execute such documents on behalf of Lessee as Lessee's attorney-in-fact. Lessee does hereby make, constitute and irrevocably appoint Lessor as Lessee's attorney-in-fact and in Lessee's name, place and stead, to execute such documents in accordance with this paragraph 30(b).

31. ATTORNEYS' FEES.

    31.1 If either party or the broker(s) named herein bring an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, trial or appeal thereon, shall be entitled to his reasonable attorneys' fees to be paid by the losing party as fixed by the court in the same or a separate suit, and whether or not such action is pursued to decision or judgment. The provisions of this paragraph shall inure to the benefit of the broker named herein who seeks to enforce a right hereunder.

   31.2 The attorneys' fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred in good faith.

   31.3 Lessor shall be entitled to reasonable attorneys' fees and all other costs and expenses incurred in the preparation and service of notices of default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such default.

32. LESSOR'S ACCESS.

   32.1 On reasonable advance notice, Lessor and Lessor's agents shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, performing any services required of Lessor, showing the same to prospective purchasers, lenders, or lessees, taking such safety measures, erecting such scaffolding or other necessary structures, making such alterations, repairs, improvements or additions to the Premises or to the Office Building Project as Lessor may reasonably deem necessary or desirable and the erecting, using and maintaining of utilities, services, pipes and conduits through the Premises and/or other premises as long as there is no material adverse effect to Lessee's use or access to the Premises or the Common Areas. Lessor may at any time place on or about the Premises or the Building any ordinary "For Sale" signs and Lessor may at any time during the last 120 days of the term hereof place on or about the Premises any ordinary "For Lease" signs.

   32.2 All activities of Lessor pursuant to this paragraph shall be without abatement of rent, nor shall Lessor have any liability to Lessee for the same.

   32.3 Lessor shall have the right to retain keys to the Premises and to unlock all doors in or upon the Premises other than to files, vaults and safes, and in the case of emergency to enter the Premises by any reasonably appropriate means, and any such entry shall not be deemed a forceable or unlawful entry or detainer of the Premises or an eviction. Lessee waives any charges for damages or injuries or interference with Lessee's property or business in connection therewith.

33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises or the Common Areas without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent. The holding of any auction on the Premises or Common Areas in violation of this paragraph shall constitute a material default of this Lease.

34. SIGNS. Lessee shall not place any sign upon the Premises or the Office Building Project without Lessor's prior written consent. Under no circumstances shall Lessee place a sign on any roof of the Office Building Project.



                                                Initials: /s/
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                                                          /s/
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                          PAGE 8 OF 10 PAGES

35. MERGER. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

36. CONSENTS. Except for paragraphs 33 (auctions) and 34 (signs) hereof, wherever in this Lease the consent of one party is required to an act of the other party such consent shall not be unreasonably withheld or delayed.

37. GUARANTOR. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under this Lease.

38. QUIET POSSESSION. Upon Lessee paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease. The individuals executing this Lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all parties holding an ownership interest in the Office Building Project.

39. OPTIONS.

   39.1 DEFINITION. As used in this paragraph the word "Option" has the following meaning: (1) the right or option to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor, (2) the option or right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other space within the Office Building Project or other property of Lessor or the right of first offer to lease other space within the Office Building Project or other property of Lessor, (3) the right or option to purchase the Premises or the Office Building Project, or the right of first refusal to purchase the Premises or the Office Building Project or the right of first offer to purchase the Premises or the Office Building Project, or the right or option to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor or the right of the first offer to purchase other property of Lessor.

   39.2 OPTIONS PERSONAL. Each Option granted to Lessee in this Lease is personal to the original Lessee and may be exercised only by the original Lessee while occupying the Premises who does so without the intent of thereafter assigning this Lease or subletting the Premises or any portion thereof, and may not be exercised or be assigned, voluntarily or involuntarily, by or to any person or entity other than Lessee; provided, however, that an Option may be exercised by or assigned to any Lessee Affiliate as defined in paragraph 12.2 of this Lease. The Options, if any, herein granted to Lessee are not assignable separate and apart from this Lease, nor may any Option be separated from this Lease in any manner, either by reservation or otherwise.

   39.3 MULTIPLE OPTIONS. In the event that Lessee has any multiple options to extend or renew this Lease a later option cannot be exercised unless the prior option to extend or renew this Lease has been so exercised.

   39.4 EFFECT OF DEFAULT ON OPTIONS.

   (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary, (i) during the time commencing from the date Lessor gives to Lessee a notice of default pursuant to paragraph 13.1(c) or 13.1(d) and continuing until the noncompliance alleged in said notice of default is cured, or (ii) during the period of time commencing on the day after a monetary obligation to Lessor is due from Lessee and unpaid (without any necessity for notice thereof to Lessee) and continuing until the obligation is paid, or (iii) in the event that Lessor has given to Lessee three or more notices of default under paragraph 13.1(c), or paragraph 13.1(d), whether or not the defaults are cured, during the 12 month period of time immediately prior to the time that Lessee attempts to exercise the subject Option, (iv) if Lessee has committed any non-curable breach, including without limitation those described in paragraph 13.1(b), or is otherwise in default of any of the terms, covenants or conditions of this Lease.

    (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of paragraph 39.4(a).

     (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessee fails to commence to cure a default specified in paragraph 13.1(d) within thirty (30) days after the date that Lessor gives notice to Lessee of such default and/or Lessee fails thereafter to diligently prosecute said cure to completion, (iii) Lessor gives to Lessee three or more notices of default under paragraph 13.1(c), or paragraph 13.1(d), whether or not the defaults are cured, or (iv) if Lessee has committed any non-curable breach, including without limitation those described in paragraph 13.1(b), or is otherwise in default of any of the terms, covenants and conditions of this Lease.

40. SECURITY MEASURES--LESSOR'S RESERVATIONS.

   40.1 Lessee hereby acknowledges that Lessor shall have no obligation whatsoever to provide guard service or other security measures for the benefit of the Premises or the Office Building Project. Lessee assumes all responsibility for the protection of Lessee, its agents, and invitees and the property of Lessee and of Lessee's agents and invitees from acts of third parties. Nothing herein contained shall prevent Lessor, at Lessor's sole option, from providing security protection for the Office Building Project or any part thereof, in which event the cost thereof shall be included within the definition of Operating Expenses, as set forth in paragraph 4.2(b).

   40.2 Lessor shall have the following rights on reasonable notice to Lessee

     (a) To change the name, address or title of the Office Building Project or building in which the Premises are located upon not less than 90 days prior written notice;

     (b) To, at Lessee's expense, provide and install Building standard graphics on the door of the Premises and such portions of the Common Areas as Lessor shall reasonably deem appropriate;

     (c) To permit any lessee the exclusive right to conduct any business as long as such exclusive does not conflict with any rights expressly given herein or the Lessee's use of the Premises.

     (d) To place such signs, notices or displays as Lessor reasonably deems necessary or advisable upon the roof, exterior of the buildings or the Office Building Project or on pole signs in the Common Areas:

   40.3 LESSEE SHALL NOT:

     (a) Use a representation (photographic or otherwise) of the Building or the Office Building Project or their name(s) in connection with Lessee's business;

     (b) Suffer or permit anyone, except in emergency, to go upon the roof of the Building.

41. EASEMENTS.

   41.1 Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of Parcel Maps and restrictions, so long as such easements, rights, dedications, Maps and restrictions do not unreasonably interfere with the use or access of the Premises or Common Areas by Lessee. Lessee shall sign any of the aforementioned documents upon the reasonable request of Lessor and failure to do so shall constitute a material default of this Lease by Lessee without the need for further notice to Lessee.

   41.2 The obstruction of Lessee's view, air, or light by any structure erected in the vicinity of the Building, whether by Lessor or third parties, shall in no way affect this Lease or impose any liability upon Lessor.

42. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

43. AUTHORITY. If Lessee is a corporation, trust, or general or limited partnership, Lessee, and each individual executing this Lease on behalf of such entity, represent and warrant that such individual is duly authorized to execute and deliver this Lease on behalf of said entity. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor evidence of such authority satisfactory to Lessor.

44. CONFLICT. Any conflict between the printed provisions, Exhibits or Addenda of this Lease and the typewritten or handwritten provisions, if any, shall be controlled by the typewritten or handwritten provisions.

45. NO OFFER. Preparation of this Lease by Lessor or Lessor's agent and submission of same to Lessee shall not be deemed an offer to Lessee to lease. This Lease shall become binding upon Lessor and Lessee only when fully executed by both parties.

46. LENDER MODIFICATION. Lessee agrees to make such reasonable modifications to this Lease as may be reasonably required by an institutional lender in connection with the obtaining of normal financing or refinancing of the Office Building Project, provided such modifications do not on the balance adversely impact Lessee's use or access to the Premises.


                                                Initials: /s/
                                                          ---------------
                                                          /s/
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                          PAGE 9 OF 10 PAGES

47. MULTIPLE PARTIES. If more than one person or entity is named as either Lessor or Lessee herein, except as otherwise expressly provided herein, the obligations of the Lessor or Lessee herein shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee, respectively.

48. WORK LETTER. This Lease is supplemented by that certain Work Letter of given date executed by Lessor and Lessee attached hereto as Exhibit C and incorporated herein by this reference.

49. ATTACHMENTS. Attachments hereto are the following documents which constitute a part of this Lease.



                                    SEE ADDENDUM




LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

     IF THIS LEASE HAS BEEN FILLED IN IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION RELATING THERETO; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN LEGAL COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.


     LESSOR                                            LESSEE

De Anza Properties,                          Junglee Corporation,
a California limited partnership             a Delaware corporation
--------------------------------             ------------------------------
By:    /s/                              By       /s/ Clyde R. Walli
   -----------------------------             ------------------------------
     Its   General Partner                     Its     CFO
        ------------------------                   ------------------------


By:                                     By
   -----------------------------             ------------------------------
     Its                                         Its
        ------------------------                   ------------------------


Executed at                             Executed at
           ---------------------                    -----------------------
on                                      on
   -----------------------------           --------------------------------

Address                                 Address
       -------------------------                ---------------------------



                                                Initials: /s/
                                                          ---------------
                                                          /s/
                                                          ---------------


                          PAGE 10 OF 10 PAGES

                            STANDARD OFFICE LEASE

                                 FLOOR PLAN

              [Floor Plan]                        FIRST FLOOR




              [Floor Plan]                        SECOND FLOOR



                         1309 S. MARY AVENUE, SUNNYVALE


                                  EXHIBIT A

                               STANDARD OFFICE LEASE
                                    COMMON AREA
                           (Conference Rooms / Restrooms)


                                  EXHIBIT B


   [Floor Plan]  FIRST FLOOR                   [Floor Plan]  SECOND FLOOR

                               ADDENDUM TO LEASE


This is an Addendum to that certain lease dated for reference purposes only May 15, 1998 between De Anza Properties as Lessor and Junglee Corp. as Lessee. To the extent of a conflict between the Lease and this Addendum, the provisions of this Addendum shall prevail. Unless otherwise expressly stated, the provisions of this Addendum supplement the Lease provisions rather than replace them.

50.  PREMISES
Paragraph 1.2 is modified by adding the following:
The Premises shall constitute the West Wing as depicted in the attached Exhibit A. For purpose of the, the West Wing assumed to comprise of 20,000 square feet, with each floor comprising of 10,000 square feet.

During the first six (6) months, Lessee shall occupy approximately 7,000 square feet of the West Wing, depicted as Phase I on Exhibit A.

During the next six (6) months, Lessee shall occupy approximately 14,000 square feet of the West Wing depicted as Phase I and Phase II on Exhibit A.

After 12 months, Lessee shall occupy the entire West Wing consisting of approximately 20,000 square feet.

51.  TERM
Paragraph 2 is modified by adding the following:
The Lease shall commence (the "Commencement Date") on the earlier of (a) the date that is five (5) business days after Lessor Tenders Possession of the Premises to Lessee; or (b) the date that Lessee occupies and operates its business at the Premises. Tender of Possession shall not be deemed to occur unless Lessor has obtained a lease termination agreement from the current lessee of the Premises and a waiver of any right of OnLive! to the Premises.

Lessor and Lessee shall execute a certificate confirming the Commencement Date. If the Commencement Date is on a day other than the first day of the month, then Base Rent for that partial month shall be prorated at the rate of fourteen thousand dollars ($14,000.00) per month, and the Term shall be extended to eighty four (84) months plus the partial month resulting from a Commencement Date other than the first day of the month.

Lessor shall not be liable to Lessee for any delay in the commencement of the this Lease, unless Lessor willfully withholds the delivery of possession of the Premises to Lessee in violation of the requirements of this Lease.

June 3, 1998

Lessor shall have no obligation to make any improvements or changes to the Premises, except as expressly provided in the Lease.

52.  RENT
Unless changed as the result of Lessee's expansion or as provided below, Base Rent shall be as follows:

Partial Month plus Months     1-6       $14,000 per month
                   Months     7-12      $28,000 per month
                   Months     13-24     $51,000 per month
                   Months     25-36     $52,000 per month
                   Months     37-48     $53,000 per month
                   Months     49-60     $54,000 per month
                   Months     61-72     $60,000 per month
                   Months     73-84     $65,000 per month

In addition to the Base Rent, Lessee shall pay Lessee's Share of the increases, if any, in Operating Expenses compared to the Operating Expenses for Calendar Year 1997.

53.  VEHICLE PARKING
Paragraph 2.2 is modified by adding the following:
Lessor shall make no charge for parking, unless required to do so by a future governmental regulation or law. If Lessor is required by law to impose a parking charge, Lessor shall impose the lowest charge allowed by law.

54.  COMMON AREA
Paragraph 2.5 is modified by adding the following:
The Common Area shall include the lobby, two large conference rooms and restrooms that include showers all as shown on Exhibit B. The large conference rooms and restrooms with showers shall be available for use by Lessee on a non-exclusive basis, subject to such reasonable rules that Lessor may adopt.

Changes to the Common Areas by Lessor shall not materially adversely impact Lessee's access to or use of the Premises and/or the Common Areas, or result in the imposition of additional obligations on Lessee (rent or otherwise).

55.  OPERATING EXPENSES
Paragraph 4.2 is amended as follows:
Lessee's obligation to pay Operating Expenses shall be limited to Lessee's Share in increases in Operating Expenses over the Operating Expenses incurred for the Building during the calendar year 1997. The increase shall be calculated by treating the Operating Expenses collectively, so that an increase in one category of Operating Expenses may be offset by a decrease in another category of Operating Expenses.

To the extent an Operating Expense includes a calculation of useful life for

June 3, 1998
depreciation purposes according to Federal income tax guidelines, Lessor shall calculate the useful life using the maximum useful life.

Lessor may not elect to require Lessee to make estimated payment of Lessee's Share of increase in Operating Expenses, unless Lessor reasonably estimates that Lessee's Share of the increases will exceed twenty five thousand dollars ($25,000.00) for the calendar year.

56.  ALTERATIONS AND ADDITIONS
Paragraph 7.3(b) is amended as follows:
Lessor understands and hereby consents to the Utility Installation reflected on Exhibit___, which Lessee will undertake at the commencement of the lease.

Utility Installations can be removed by Lessee, if they can be removed without injury to the premises and without diminishing the value of the Premises to Lessor.

Lessee may remove its computer, telephone and communication hardware, but shall leave in place any cables, wiring, junction boxes or other installations that are placed behind walls, under floors, or above the ceilings and shall leave in place any panels which allow ready connection to such cables and wiring.

57.  INDEMNITY
Paragraph 8.7 is modified by adding the following:
Lessor shall indemnify, defend and hold Lessee and its agents, officers, directors, employees, and permitted assigns and successors, harmless from any and all claims, losses, damages, expenses (Costs) to the extent such Costs are caused by the gross negligence or recklessness of Lessor or Lessor's agents, contractors or employees or default by Lessor of its obligations under the Lease.

58.  EXEMPTION OF LESSOR FROM LIABILITY
Paragraph 8.8 is modified by adding the following:
This exemption from liability shall not apply to the extent that such damage or loss was caused by the gross negligence or recklessness of Lessor or Lessor's agents, contractors or employees or default by Lessor of its obligations under the Lease.

59.  ASSIGNMENT AND SUBLETTING
These provisions supplement the provisions in the preprinted portion of the Lease regarding assignments and subletting.

     59.1 Lessee's Request for Consent. At least fifteen (15) days before Lessee enters into an assignment or sublease, Lessee shall deliver to Lessor the following information: (1) the name of the proposed subtenant or assignee (the "New Lessee"); (2) the New Lessee's proposed use; (3) the most recent financial statement of the New Lessee; (4) terms and conditions of the proposed assignment or sublease.

June 3, 1998

     59.2 Timing of Decisions. Within ten (10) business days after Lessor receives the information described in Paragraph 59.1, Lessor shall either
     (a) request additional information or (b) give or deny its consent. If Lessor requests additional information (which shall be reasonably related to the information under Paragraph 59.1), Lessor shall give or deny its consent within ten (10) business days after Lessor receives the additional information.

     59.3 Standard for Granting Consent. Lessor's consent shall not be unreasonably withheld; unless Lessee proposes to sublease only a portion of the Premises and not the entire Premises, in which case, Lessor may grant or withhold consent in its sole discretion. It shall be reasonable for Lessor to impose conditions to its consent to the assignment or sublease. Without limiting the possible conditions to the consent, it shall be reasonable for Lessor to condition its consent on the basis of any one or more of the following:

          (1) Lessor may require that a Security Deposit be reasonably decreased or increased.

          (2) Lessor may require that it be reimbursed for the expense of reviewing the approval request, provided that such expense shall not exceed five hundred dollars ($500), unless the circumstances of the proposed assignment are highly unusual and Lessor provides prior written notice to Lessee that it anticipates that the cost of review will exceed five hundred dollars ($500). Lessor shall not incur architect's, engineer's fees or other consultant's fees without prior notice to Lessee, together with a good faith estimate of those fees.

          (3) Lessor may require that it receive fifty percent (50%) of the sum paid to Lessee attributable to the "bonus value" of the Lease, as reasonably determined by Lessor, without regard to how Lessee and New Lessee describe the sum. This may include any amount paid to Lessee in excess of the Base Rent paid to Lessor. The actual out-of-pocket expenses incurred by lessee in connection with the assignment or sublease, including, but not limited to, brokerage commissions, lease concessions, and costs of improvements, shall be deducted from the gross amount. Lessor shall be paid at the same time as the Lessee is paid.

          (4) Reasonable written consent to the assignment or sublease by any guarantors.

June 3, 1998

60.  REMEDIES
Paragraph 13.2 of the Lease is deleted in its entirety. The following paragraphs, numbered 60.1 trough 60.3, replace Paragraph 13.2 of the Lease.

     60.1 Lessor's Remedies. If Lessee materially defaults, Lessor may elect to pursue any of the following remedies:

          60.1.1 Elect to terminate this lease by giving written notice of the termination. In that event, Lessor may recover from Lessee:

               a. The worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus,

               b. The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; plus,

               c. The worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Lessee proves could be reasonably avoided; plus,

               d. Any other amount necessary to compensate Lessor for all the detriment proximately caused by Lessee's failure to perform its obligations under this lease or which in the ordinary course of things would be likely to result therefrom; The "worth at the time of award" referred to in subparagraphs (a) and (b) is computed by allowing interest at the lesser of the reference rate of the Bank of America plus two percent (2%) per annum, or the maximum interest rate allowed by law. The "worth at the time of award" referred to subparagraph (c) is computed by discounting such amount at the discount rate on the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

          60.1.2 Continue the lease in effect and recover the rent as it becomes due.

          60.1.3 Exercise any other right allowed by law or in equity.

          60.1.4 Lessor has the remedy provided in California Civil Code Section 1951.4 (Lessor may continue lease in effect after Lessee's breach and abandonment and recover rent as it becomes due, if Lessee has right to sublet or assign, subject only to reasonable limitations).

June 3, 1998

     60.2 Default and Abandonment. If rent is due and unpaid for at lease 14 consecutive days, and Lessor reasonably believes that Lessee has abandoned the Premises, then Lessor may terminate the lease in the manner provided in California Civil Code Section 1951.3, or Lessor may continue the lease and enforce all of its remedies under the lease, or Lessor may exercise any other right allowed by law or in equity.

     60.3 Termination, Surrender. In no event shall Lessor be deemed to have accepted a surrender of the Lease or terminated the Lessee's right to possession unless Lessor provides a written notice to Lessee expressly stating that it has accepted a surrender of the Lease and expressly stating that it is terminating the Lease.

61.  DEFAULT BY LESSOR
Paragraph 13.3 of the Lease is amended by adding the following:
Subject to the foregoing, the material failure to observe or perform any covenant, term or condition of this Lease required to be performed by Lessor shall constitute a material default by Lessor.

62.  BROKERS
Lessor has not employed or authorized a Broker and shall not have any liability for any commissions or finders fees under this Lease. Lessor may voluntarily assume a liability for a commission or finders fee, but only if Lessor has executed a separate agreement directly with the person or entity seeking a commission or finders fee in which Lessor expressly agrees to pay a commission or finders fee to that person or entity.

63.  AUTHORITY
Paragraph 43 of the Lease is amended by adding the following:
All corporate or partnership action on the part of Lessor necessary for the authorization, execution, delivery of, and the performance of all obligations of Lessor hereunder has been taken, and this Lease when executed and delivered, will constitute a valid and legally binding obligation of Lessor, enforceable in accordance with its respective terms.

64.  EXPANSION TO NEW PREMISES.
If at anytime during the term of this Lease, Lessee shall in its sole discretion require additional space in the County of Santa Clara for its business as presently conducted, Lessee shall notify Lessor of such additional space requirements, and if Lessee's space requirements (including, but not limited to, permitted uses, premises size, and premises location within Santa Clara County) can be fully met (in Lessee's good faith judgment) by additional rentable space which is available within the Office Building Project or by other first class office space in the County of Santa Clara owned or controlled by Lessor or by an entity controlled by John T. Vidovich (the

June 3, 1998

"New Premises"), then Lessee shall lease such New Premises from Lessor on the same terms and conditions as are reflected in this Lease, except that (i) the location of, size of and uses permitted at the New Premises shall be consistent with Lessee's space and business requirements at such time; (ii) the term of the lease for the New Premises shall be negotiated in good faith by Lessee and Lessor; (iii) the rent payable for such New Premises shall be adjusted to reflect the fair market rent of the New Premises based upon the square footage of the rentable space of the New Premises that Lessee intends to rent and the current rent being paid by tenants of comparable office space within the County of Santa Clara; (iv) Lessor shall not be entitled to receive any additional securities of Lessee (including any option, warrant or convertible securities of Lessee); (v) the base year for purposes of calculating increases in Operating Expenses (as defined herein) shall be adjusted to be the year in which the lease agreement for the New Premises is executed; and (vi) the obligations reflected in this Section 64 shall not be carried forward in the lease covering the New Premises.

Notwithstanding the foregoing, if at such time additional rentable space in the Office Building Project or other first class office space in the County of Santa Clara owned or controlled by Lessor or by an entity controlled by John T. Vidovich is not available or otherwise does not fully meet Lessee's space requirements (as defined above) then, Lessee shall be free to lease additional space from any third-party wherever located, including the County of Santa Clara.

If at any time, Lessee has available to it expansion space controlled by Lessee or an affiliate of Lessee that will accomodate Lessee's space requirements, then Lessee may expand into and/or lease such space without violating this provision of the Lease. For this purpose, an "affiliate" shall include an entity or person that has a material or significant ownership interest in Lessee, a subsidiary of Lessee, or an entity or person with which Lessee has entered a strategic alliance, joint venture, partnership, or similar business relationship or agreement for the development or marketing of the goods or services offered by Lessee.

All of Lessee's obligations under this Section 64 shall terminate on the earlier of (i) May 5, 2005, or (ii) the termination of the Lease.

65.  CONTINGENCY
Lessor's and Lessee's obligations under this Lease are contingent upon (1) Lessor entering into a lease termination agreement with the current lessee of the Premises on terms and conditions acceptable to Lessor and (2) Lessor receiving a waiver of OnLive!'s Right of First Refusal. Lessor must make diligent efforts to obtain termination agreement by June 5, 1998. If Lessor fails to acquire the termination agreement and the waiver by June 5, 1998, Lessee has the right to terminate this Lease, but must exercise that right prior to the commencement of this Lease.

June 3, 1998

66.  WARRANT
Subject to compliance with State and Federal securities laws, and appropriate corporate authorization, Lessee shall issue to Lessor a warrant to purchase Lessee's Series C preferred stock under the terms and conditions reflected and substantially in the form attached as Exhibit ___________.

67.  SEPARATE AGREEMENT WITH ONLIVE! TECHNOLOGIES, INC.
Lessee shall use reasonable efforts to negotiate and enter into a separate agreement with OnLive! Technologies, Inc. regarding the use of the lobby, conference rooms and restrooms with showers and other matters of mutual concern with regard to their shared use of the common area and such other matters that they deem appropriate. Lessor is informed that OnLive! Technologies and the prior occupant have entered into a written agreement regarding use of such Common Areas. Lessee is advised to confirm the status of that agreement as that agreement may affect Lessees use of the Premises and Building.

If Lessee fails to reach a new agreement with Onlive! Technologies, Inc., regarding such matters, Lessee's use of the Common Area shall be governed by this Lease, subject to any existing rights of OnLive! Technologies.

68.  NON-RECOURSE AS TO LESSOR
Neither Lessor nor any of its partners, employees, or agents shall have any personal liability under this Lease. Lessee's sole recourse for any liability of Lessor or of any partner, employee or agent of Lessor under this Lease shall be limited to Lessor's interest in the Office Building Project provided that this provision shall only be effective if Lessor's unencumbered equity interest in the Office Building Project is at least twenty percent (20%) of the current fair market value of the Office Building Project.

No officer, director, employee or agent of Lessee shall have any personal liability under this Lease.

LESSOR:                                 LESSEE:

De Anza Properties, a California        Junglee Corp, a Delaware
limited partnership                     corporation

By:  /s/ [ILLEGIBLE]               By:       /s/ Clyde R. Walli
   -----------------------------      ----------------------------
Its: General Partner                    Its: CFO
    ----------------------------            ---------------------------
Dated:                                  Dated: 6/3/98
      --------------------------              -------------------------

June 3, 1998

                                CONSENT TO SUBLEASE

Whereas:

A. De Anza Properties, a California general partnership ("Master Landlord") is the Lessor and Impresse Corporation., a California corporation ("Sublandlord") is the Lessee of a portion of that building located at 1309
S. Mary Avenue, Sunnyvale, California (the "Premises") pursuant to a Lease dated as of May 15, 1998 (the "Master Lease"). The Master Lease was originally between Master Landlord and Junglee Corporation ("Junglee"). Lessee's interest in the Master Lease was assigned by Junglee to Sublandlord; and

B. Sublandlord has requested Master Landlord to consent to a sublease (the "Sublease") between Sublandlord and Callnet Communications., a Delaware corporation (the "Subtenant") for a portion of the Premises (the "Sublease Premises"); and

C. Master Landlord is willing to consent to the Sublease, subject to certain conditions as set forth in this consent.

Therefore, Master Landlord consents to the Sublease, subject to the following mutual agreements between Master Landlord, Sublandlord, and Subtenant; and subject to the consent of Junglee:

     1. Character of Consent. This consent ("Consent") is not, and will not be deemed or construed as a consent to any future sublease, a consent to any other assignment, subletting, or other transfer, a consent to a sublease term beyond the term of the Master Lease. This Consent is not, and will not be deemed or construed to modify, waive, or affect any of the provisions, covenants, or conditions of the Master Lease, waive any breach of the Master Lease or any of the rights of Master Landlord, or enlarge or increase Master Landlord's obligations under the Master Lease.

     2. Scope and Conditions of Consent. In granting this Consent, it is agreed that (a) to the extent that the Sublease imposes obligations other than the obligations of the Master Landlord expressed in the Master Lease, Master Landlord does not consent to or approve of any such term, provision, covenant, or condition in the Sublease, and Master Landlord will not be bound by any such term in the Sublease, (b) no rights will be granted to Subtenant under the Sublease that are greater than those granted to Sublandlord under the Master Lease, and (c) the Sublease will be subordinate to the Master Lease and this consent. In the event of any conflict between the terms and provisions of the Master Lease or this Consent and the terms and provisions of the Sublease, the terms and provisions of the Master Lease or this Consent, as applicable, will prevail.

     3. Assumption of Sublandlord's Obligations. For the benefit of Master Landlord and Sublandlord, Subtenant expressly assumes and agrees to perform and comply with every obligation of Sublandlord under the Master Lease applicable to the Sublease Premises, including, without limitation, Sublandlord's obligation to indemnify Master Landlord pursuant to Section 8.7 of the Master Lease. Neither this assumption by Subtenant, the Sublease, nor this Consent will release or discharge Sublandlord from any liability under the Master Lease, including, without limitation, the payment of rent and other amounts when due under the Master Lease, and

Sublandlord will remain liable and responsible for the full performance and observance of all the provisions, covenants, and conditions in the Master Lease to be performed and observed by Sublandlord. Sublandlord will not be released from any liability under the Master Lease because of Master Landlord's failure to give notice of default under or in respect of any of the terms, covenants, conditions, provisions, or agreements by the Master Lease. Any breach or violation of any provision of the Master Lease by Sublandlord or Subtenant or both, constitutes a default by Sublandlord under the Master Lease. Master Landlord may proceed directly against Sublandlord without first exhausting Master Landlord's remedies against Subtenant, or Master Landlord may proceed directly against Subtenant without exhausting Master Landlord's remedies against Sublandlord.

     4. Obligations of Master Landlord. Master Landlord will not be liable for any cost or obligation of any kind arising in connection with the Sublease to the extent that such arises from the Sublease and not from the Master Lease, including, without limitation, brokerage commissions, improvements to the Sublease Premises, or the security deposit required to be made by Subtenant under the Sublease. Sublandlord and Subtenant jointly and severally agree to indemnify, protect, defend, and hold Master Landlord harmless from all claims, losses, liabilities, costs, and expenses (including attorney fees) that Master Landlord may incur as a result of any claim to pay any person or entity any commission, finder's fee, or other charge in connection with the Sublease.

     5. Termination of Sublease. On the effective date of the expiration of the term of the Master Lease, or Sublandlord's surrender of the premises under the Master Lease to Master Landlord, the Sublease and its term will immediately terminate, and Subtenant must vacate the Sublease Premises on or before the effective date of the termination. If Subtenant fails to vacate the Sublease Premises, Master Landlord will be entitled to all of the rights and remedies available to a landlord against a tenant wrongfully holding over after expiration of the term of a lease without the Master Landlord's Consent, including, without limitation, the rights and remedies available to Master Landlord under the Master Lease. Master Landlord will not be liable to Sublandlord or Subtenant for any claim or damage because of the termination.

     6. Continuation of Sublease. Regardless of anything stated in Paragraph 5 above, if the Master Lease expires or terminates for any reason during the term of the Sublease, or if the Sublandlord surrenders the Master Lease to Master Landlord during the term of the Sublease, Master Landlord has the option, on written notice delivered to Subtenant not more than thirty (30) days after the effective date of the expiration, termination, or surrender, and without any additional or further agreement of any kind by Subtenant, to elect to continue the Sublease with the same effect as if Master Landlord and Subtenant had entered into a lease for that date and for a term equal to the then unexpired term of the Sublease, and on the same terms and conditions in the Sublease. In that event, Subtenant will attorn to Master Landlord, and Master Landlord and Subtenant will have the same rights, obligations, and remedies under the Sublease as were had by Sublandlord and Subtenant. However, in no event will Master Landlord (a) be liable for any act or omission of Sublandlord, (b) be subject to any offsets or defenses that Subtenant had or might have against Sublandlord, (c) be obligated to cure any default of Sublandlord that occurred prior to the time that Master Landlord succeeded to the interest of Sublandlord under the Sublease, (d) be bound by any payment of rent or other payment paid by Subtenant to

Sublandlord in advance of any periods reserved for that in the Sublease, (e) be bound by any modification or amendment of the Sublease made without the written consent of Master Landlord, or (f) be liable for the return of any security deposit not actually received by Master Landlord. Neither Master Landlord's election under this paragraph nor its acceptance of any rent from Subtenant will be deemed a waiver by Master Landlord of any provisions of the Master Lease or this Consent.

     7. Compliance with Sublease. If Master Landlord elects to continue the Sublease pursuant to Paragraph 6, Master Landlord and Subtenant will observe and perform the terms, covenants, and conditions of the Sublease, and (b) any other terms, covenants, and conditions to which the parties may agree.

     8. Insurance. Subtenant will carry the insurance policies required to be carried by Sublandlord pursuant to Section 8 of the Master Lease and will deliver evidence of that to Master Landlord prior to occupancy. The insurance will (a) name Master Landlord and Sublandlord as additional insured; and (b) provide that the policy will not be subject to cancellation or change except after thirty (30) days' prior written notice to Master Landlord and Sublandlord.

     9. Absolute Assignment of Rents. Sublandlord unconditionally assigns to Master Landlord all rents now due, or which may later become due, under the Sublease (collectively, Rents). Sublandlord acknowledges that the assignment is present, absolute, and unconditional. Accordingly, Master Landlord will have the right to collect the Rents and to apply them in payment of any sums payable by Sublandlord under the Master Lease. However, Sublandlord will have a license to collect the Rents until the occurrence of an act of default by Sublandlord under the Master Lease. If the act of default occurs, Sublandlord's right to collect the Rent will be suspended until the default is cured. During the period in which Sublandlord's right to collect the Rents is suspended, Master Landlord, as assignee and attorney-in-fact for Sublandlord under the Master Lease, or a receiver for Sublandlord appointed pursuant to Master Landlord's application, will have the right to collect the Rents and apply them toward Sublandlord's obligations under the Master Lease. Master Landlord's acceptance of any payment on account of Rent from Subtenant as a result of any act of default does not release Sublandlord from any liability under the terms, covenants, conditions, provisions, or agreement under the Master Lease. If Master Landlord receives payment from Subtenant in excess of the amount due from Sublandlord under the Master Lease, Master Landlord shall promptly transmit that excess to Sublandlord.

     10. No Consent to Alterations. Sublandlord and Subtenant acknowledge (a) that Master Landlord's Consent is not a consent to any improvement or alteration work to be performed in the Sublease Premises, (b) that Master Landlord's Consent must be separately sought and will not necessarily be given with regard to alteration work being performed in the Sublease Premises; (c) and that if consent is given it will be subject to Sublandlord's signing Master Landlord's standard form of agreement with respect to work being performed by persons other than Master Landlord, unless otherwise agreed to in writing by Master Landlord.

                             STANDARD OFFICE LEASE-NET

                    AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

1. BASIC LEASE PROVISIONS ("Basic Lease Provisions")

     1.1 PARTIES: This Lease, dated, for reference purposes only, October 8th 1999 is made by and between De Anza Properties, A California Limited Partnership (herein called "Lessor") and Impresse Corporation, A California Corporation doing business under the name of Impresse (herein called "Lessee").

     1.2 PREMISES: Suite Number(s) Two floor, consisting of approximately 35,000 square feet, more or less, as defined in paragraph 2 and as shown on Exhibit "A" hereto (the "Premises").

     1.3 BUILDING: Commonly described as being located at 1309 South Mary Avenue in the City of Sunnyvale County of Santa Clara State of California as more particularly described in Exhibit A hereto, and as defined in paragraph 2.

     1.4  USE:  General Office subject to paragraph 6.

     1.5 TERM: Seven (7) Years commencing June 1, 2000 ("Commencement Date") and ending May 31, 2007 as defined in paragraph 3.

     1.6 BASE RENT: See Addendum per month, payable on the 1st day of each month, per paragraph 4.1

     1.7 BASE RENT INCREASE: On See Addendum the monthly Base Rent payable under paragraph 1.6 above shall be adjusted as provided in paragraph 4.3 below

     1.8  RENT PAID UPON EXECUTION: None for __________________________________

     1.9  SECURITY DEPOSIT: See Addendum

     1.10 LESSEE'S SHARE OF OPERATING EXPENSES: 60% as defined in paragraph
4.2.

2.   PREMISES, PARKING AND COMMON AREAS.

     2.1 PREMISES: The Premises are a portion of a building, herein sometimes referred to as the "Building" identified in paragraph 1.3 of the Basic Lease Provisions. "Building" shall include adjacent parking structures used in connection therewith. The Premises, the Building, the Common Areas, the land upon which the same are located, along with all other buildings and improvements thereon or thereunder, are herein collectively referred to as the "Office Building Project." Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, the real property referred to in the Basic Lease Provisions, paragraph 1.2, as the "Premises," including rights to the Common Areas as hereinafter specified.

     2.2 VEHICLE PARKING: So long as Lessee is not in default, and subject to the rules and regulations attached hereto, and as established by Lessor from time to time, Lessee shall be entitled to rent and use 120 parking spaces in the Office Building Project at the monthly rate applicable from time to time for monthly parking as set by Lessor and/or its licensee.

          2.2.1 If Lessee commits, permits or allows any of the prohibited activities described in the Lease or the rules then in effect, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

          2.2.2 The monthly parking rate per parking space will be $0.00 per month at the commencement of the term of this Lease, and is subject to change upon five (5) days prior written notice to Lessee. Monthly parking fees shall be payable one month in advance prior to the first day of each calendar month.

     2.3 COMMON AREAS - DEFINITION. The term "Common Areas" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Office Building Project that are provided and designated by the Lessor from time to time for the general non-exclusive use of Lessor, Lessee and of other lessees of the Office Building Project and their respective employees, suppliers, shippers, customers and invitees, including but not limited to common entrances, lobbies, corridors, stairways and stairwells, public restrooms, elevators, escalators, parking areas to the extent not otherwise prohibited by this Lease, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, ramps, driveways, landscaped areas and decorative walls.

     2.4 COMMON AREAS-RULES AND REGULATIONS. Lessee agrees to abide by and conform to the rules and regulations attached hereto as Exhibit B with respect to the Office Building Project and Common Areas, and to cause its employees, suppliers, shippers, customers, and invitees to so abide and conform. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to modify, amend and enforce said rules and regulations. Lessor shall not be responsible to Lessee for the non-compliance with said rules and regulations by other lessees, their agents, employees and invitees of the Office Building Project.

     2.5 COMMON AREAS-CHANGES. Lessor shall have the right, in Lessor's sole discretion, from time to time:

          (a) To make changes to the Building interior and exterior and Common Areas, including, without limitation, changes in the location, size, shape, number, and appearance thereof, including but not limited to the lobbies, windows, stairways, air shafts, elevators, escalators, restrooms, driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, decorative walls, landscaped areas and walkways; provided, however, Lessor shall at all times provide the parking facilities required by applicable law;

          (b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;

          (c) To designate other land and improvements outside the boundaries of the Office Building Project to be a part of the Common Areas, provided that such other land and improvements have a reasonable and functional relationship to the Office Building Project;

          (d) To add additional buildings and improvements to the Common
Areas;

          (e) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Office Building Project, or any portion thereof;

          (f) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Office Building Project as Lessor may, in the exercise of sound business judgment deem to be appropriate.

3. TERM.

     3.1 TERM. The term and Commencement Date of this Lease shall be as specified in paragraph 1.5 of the Basic Lease Provisions.

     3.2 DELAY IN POSSESSION. Notwithstanding said Commencement Date, if for any reason Lessor cannot deliver possession of the Premises to Lessee on said date and subject to paragraph 3.2.2, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Lessee hereunder or extend the term hereof; but in such case, Lessee shall not be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease, except as may be otherwise provided in this Lease, until possession of the Premises is tendered to Lessee, as hereinafter defined; provided, however, that if Lessor shall not have delivered possession of the Premises within sixty (60) days following said Commencement Date, as the same may be extended under the terms of a Work Letter executed by Lessor and Lessee, Lessee may, at Lessee's option, by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder; provided, however, that, as to Lessee's obligations, Lessee first reimburses Lessor for all costs incurred for Non-Standard improvements and, as to Lessor's obligations, Lessor shall return any money previously deposited by Lessee (less any offsets due Lessor for Non-Standard improvements); and provided further, that if such written notice by Lessee is not received by Lessor within said ten (10) day period, Lessee's right to cancel this Lease hereunder shall terminate and be of no further force or effect.

                                                              Initials: /s/ J.V.
                                                                       ---------
                                                                        /s/ SKB
                             FULL SERVICE--NET                         ---------

                             PAGE 1 of 10 PAGES

          3 2.1     POSSESSION TENDERED-DEFINED. Possession of the Premises
shall be deemed tendered to Lessee ("Tender of Possession") when (1) the improvements to be provided by Lessor under this Lease are substantially completed, (2) the Building utilities are ready for use in the Premises, (3) Lessee has reasonable access to the Premises, and (4) ten (10) days [ILLEGIBLE] expired following advance written notice to Lessee of the occurrence of the matters described in (1), (2) and (3), above of this paragraph 3.2.1.

          3.2.2 DELAYS CAUSED BY LESSEE. There shall be no abatement of rent, and the sixty (60) day period following the Commencement Date before which Lessee's right to cancel this Lease accrues under paragraph 3.2, shall be deemed extended to the extent of any delays caused by acts or omissions of Lessee, its agents, employees and contractors.

     3.3 EARLY POSSESSION. If Lessee occupies the Premises prior to said Commencement Date, such occupancy shall be subject to all provisions of this Lease, such occupancy shall not change the termination date, and Lessee shall pay rent for such occupancy.

     3.4 UNCERTAIN COMMENCEMENT. In the event commencement of the Lease term is defined as the completion of the improvements, Lessee and Lessor shall execute an amendment to this Lease establishing the date of Tender of Possession (as defined in paragraph 3.2.1) or the actual taking of possession by Lessee, whichever first occurs, as the Commencement Date.

4.   RENT.

     4.1 BASE RENT. except as may be otherwise expressly provided in this Lease, Lessee shall pay to Lessor the Base Rent for the Premises set forth in paragraph 1.6 of the Basic Lease Provisions, without offset or deduction. Lessee shall pay Lessor upon execution hereof the advance Base Rent described in paragraph 1.6 of the Basic Lease Provisions. Rent for any period during the term hereof which is for less than one month shall be prorated based upon the actual number of days of the calendar month involved. Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing.

     4.2 OPERATING EXPENSES. Lessee shall pay to Lessor during the term hereof, in addition to the Base Rent, Lessee's Share, as hereinafter defined, of all Operating Expenses, as hereinafter defined, during each calendar year of the term of this Lease, in accordance with the following provisions:

          (a) "Lessee's Share" is defined, for purposes of this Lease, as the percentage set forth in paragraph 1.10 of the Basic Lease Provisions, which percentage has been determined by dividing the approximate square footage of the Premises by the total approximate square footage of the rentable space contained in the Office Building Project. It is understood and agreed that the square footage figures set forth in the Basic Lease Provisions are approximations which Lessor and Lessee agree are reasonable and shall not be subject to revision except in connection with an actual change in the size of the Premises or a change in the space available for lease in the Office Building Project.

          (b) "Operating Expenses" is defined, for purposes of this Lease, to include all costs, if any, incurred by Lessor in the exercise of its reasonable discretion, for:

               (i) The operation, repair, maintenance, and replacement, in neat, clean, safe, good order and condition, of the Office Building Project, including but not limited to, the following:

                    (aa) The Common Areas, including their surfaces, coverings, decorative items, carpets, drapes and window coverings, and including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, stairways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems, Common Area lighting facilities, building exteriors and roofs, fences and gates;

                    (bb) All heating, air conditioning, plumbing, electrical systems, life safety equipment, telecommunication and other equipment used in common by, or for the benefit of, lessees or occupants of the Office Building Project, including elevators and escalators, tenant directories, fire detection systems including sprinkler system maintenance and repair.

              (ii)  Trash disposal, janitorial and security services;

             (iii) Any other service to be provided by Lessor that is elsewhere in this Lease stated to be an "Operating Expense";

              (iv) The cost of the premiums for the liability and property insurance policies to be maintained by Lessor under paragraph 8 hereof;

               (v) The amount of the real property taxes to be paid by Lessor under paragraph 10.1 hereof;

              (vi) The cost of water, sewer, gas, electricity, and other publicly mandated services to the Office Building Project;

             (vii) Labor, salaries and applicable fringe benefits and costs, materials, supplies and tools, used in maintaining and/or cleaning the Office Building Project and accounting and a management fee attributable to the operation of the Office Building Project;

            (viii) Replacing and/or adding improvements mandated by any governmental agency and any repairs or removals necessitated thereby amortized over its useful life according to Federal income tax regulations or guidelines for depreciation thereof (including interest on the unamortized balance as is then reasonable in the judgment of Lessor's accountants);

              (ix) Replacements of equipment or improvements that have a useful life for depreciation purposes according to Federal income tax guidelines of five (5) years or less, as amortized over such life.

          (c) Operating Expenses shall not include the costs of replacements of equipment or improvements that have a useful life for Federal income tax purposes in excess of five (5) years unless it is of the type described in paragraph 4.2(b)(viii), in which case their cost shall be included as above provided.

          (d) Operating Expenses shall not include any expenses paid by any lessee directly to third parties, or amounts as to which Lessor is otherwise reimbursed by any third party, other tenant, or by insurance proceeds.

          (e) Lessee's Share of Operating Expenses shall be payable by Lessee within ten (10) days after a reasonably detailed statement of actual expenses is presented to Lessee by Lessor. At Lessor's option, however, an amount may be estimated by Lessor from time to time of Lessee's Share of annual Operating Expenses and the same shall be payable monthly or quarterly, as Lessor shall designate, during each calendar year of the Lease term, on the same day as the Base Rent is due hereunder. In the event that Lessee pays Lessor's estimate of Lessee's Share of Operating Expenses as aforesaid, Lessor shall deliver to Lessee within sixty (60) days after the expiration of each calendar year a reasonably detailed statement showing Lessee's Share of the actual Operating Expenses incurred during the preceding year. If Lessee's payments under this paragraph 4.2(e) during said preceding calendar year exceed Lessee's Share as indicated on said statement, Lessee shall be entitled to credit the amount of such overpayment against Lessee's Share of Operating Expenses next falling due. If Lessee's payments under this paragraph during said preceding calendar year were less than Lessee's Share as indicated on said statement, Lessee shall pay to Lessor the amount of the deficiency within ten (10) days after delivery by Lessor to Lessee of said statement.

     4.3 RENT INCREASE.

5. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon execution hereof the security deposit set forth in paragraph 1.9 of the Basic Lease provisions as security for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to

                                                              Initials: /s/ J.V.
                                                                        --------
                                                                        /s/ SKB
                             FULL SERVICE--NET                          --------

                             PAGE 2 of 10 PAGES
compensate Lessor for any loss or damage which Lessor may suffer ???. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefor deposit ??? ??? in an amount sufficient to restore said deposit to the full amount then required of Lessee. If the monthly Base Rent shall, from time to time increase during the term of this Lease, Lessee shall, at the time of such increase, deposit with Lessor additional money as a security deposit so that the total amount of the security deposit held by Lessor shall at all times bear the same proportion to the then current Base Rent as the initial security deposit bears to the initial Base Rent set forth in paragraph 1.6 of the Basic Lease Provisions. Lessor shall not be required to keep said security deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, said deposit, or so much thereof as has not heretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use, to Lessee (or at Lessor's option, to the last assignee, if any, of Lessee's interest hereunder) at the expiration of the term hereof, and after Lessee has vacated the Premises. No trust relationship is created herein between Lessor and Lessee with respect to said Security Deposit.

6. USE.

     6.1 USE. The Premises shall be used and occupied only for the purpose set forth in paragraph 1.4 of the Basic Lease Provisions or any other use which is reasonably comparable to that use and for no other purpose.

     6.2  COMPLIANCE WITH LAW.

          (a) Lessor warrants to Lessee that the Premises, in the state existing on the date that the Lease term commences, but without regard to alterations or improvements made by Lessee or the use for which Lessee will occupy the Premises, does not violate any covenants or restrictions of record, or any applicable building code, regulation or ordinance in effect on such Lease term Commencement Date. In the event it is determined that this warranty has been violated, then it shall be the obligation of the Lessor, after written notice from Lessee, to promptly, at Lessor's sole cost and expense, rectify any such violation.

          (b) Except as provided in paragraph 6.2(a) Lessee shall, at Lessee's expense, promptly comply with all applicable statutes, ordinances, rules, regulations, orders, covenants and restrictions of record, and requirements of any fire insurance underwriters or rating bureaus, now in effect or which may hereafter come into effect, whether or not they reflect a change in policy from that now existing, during the term or any part of the term hereof, relating in any manner to the Premises and the occupation and use by Lessee of the Premises. Lessee shall conduct its business in a lawful manner and shall not use or permit the use of the Premises or the Common Areas in any manner that will tend to create waste or a nuisance or shall tend to disturb other occupants of the Office Building Project.

     6.3  CONDITION OF PREMISES.

          (a) Lessor shall deliver the Premises to Lessee in a clean condition on the Lease Commencement Date (unless Lessee is already in possession) and Lessor warrants to Lessee that the plumbing, lighting, air conditioning, and heating system in the Premises shall be in good operating condition. In the event that it is determined that this warranty has been violated, then it shall be the obligation of Lessor, after receipt of written notice from Lessee setting forth with specificity the nature of the violation, to promptly, at Lessor's sole cost, rectify such violation.

          (b) Except as otherwise provided in this Lease, Lessee hereby accepts the Premises and the Office Building Project in their condition existing as of the Lease Commencement Date or the date that Lessee takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any easements, covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that it has satisfied itself by its own independent investigation that the Premises are suitable for its intended use, and that neither Lessor nor Lessor's agent or agents has made any representation or warranty as to the present or future suitability of the Premises, Common Areas, or Office Building Project for the conduct of Lessee's business.

7.   MAINTENANCE, REPAIRS, ALTERATIONS AND COMMON AREA SERVICES.

     7.1 LESSOR'S OBLIGATIONS. Lessor shall keep the Office Building Project, including the Premises, interior and exterior walls, roof, and common areas, and the equipment whether used exclusively for the Premises or in common with other premises, in good condition and repair; provided, however, Lessor shall not be obligated to paint, repair or replace wall coverings, or to repair or replace any improvements that are not ordinarily a part of the Building or are above then Building standards. Except as provided in paragraph 9.5, there shall be no abatement of rent or liability of Lessee on account of any injury or interference with Lessee's business with respect to any improvements, alterations or repairs made by Lessor to the Office Building Project or any part thereof. Lessee expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Premises in good order, condition and repair.

     7.2  LESSEE'S OBLIGATIONS.

          (a) Notwithstanding Lessor's obligation to keep the Premises in good condition and repair, Lessee shall be responsible for payment of the cost thereof to Lessor as additional rent for that portion of the cost of any maintenance and repair of the Premises, or any equipment (wherever located) that serves only Lessee or the Premises, to the extent such cost is attributable to causes beyond normal wear and tear. Lessee shall be responsible for the cost of painting, repairing or replacing wall coverings, and to repair or replace any Premises improvements that are not ordinarily a part of the Building or that are above then Building standards. Lessor may, at its option, upon reasonable notice, elect to have Lessee perform any particular such maintenance or repairs the cost of which is otherwise Lessee's responsibility hereunder.

          (b) On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as received, ordinary wear and tear excepted, clean and free of debris. Any damage or deterioration of the Premises shall not be deemed ordinary wear and tear if the same could have been prevented by good maintenance practices by Lessee. Lessee shall repair any damage to the Premises occasioned by the installation or removal of Lessee's trade fixtures, alterations, furnishings and equipment. Except as otherwise stated in this Lease, Lessee shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, air conditioning, window coverings, wall coverings, carpets, wall paneling, ceilings and plumbing on the Premises and in good operating condition.

     7.3  ALTERATIONS AND ADDITIONS.

          (a) Lessee shall not, without Lessor's prior written consent make any alterations, improvements, additions, Utility Installations or repairs in, on or about the Premises, or the Office Building Project. As used in this paragraph 7.3 the term "Utility Installation" shall mean carpeting, window and wall coverings, power panels, electrical distribution systems, lighting fixtures, air conditioning, plumbing, and telephone and telecommunication wiring and equipment. At the expiration of the term, Lessor may require the removal of any or all of said alterations, improvements, additions or Utility Installations, and the restoration of the Premises and the Office Building Project to their prior condition, at Lessee's expense. Should Lessor permit Lessee to make its own alterations, improvements, additions or Utility Installations, Lessee shall use only such contractor as has been expressly approved by Lessor, and Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Lessor against any liability for mechanic's and materialmen's liens and to insure completion of the work. Should Lessee make any alterations, improvements, additions or Utility Installations without the prior approval of Lessor, or use a contractor not expressly approved by Lessor, Lessor may, at any time during the term of this Lease, require that Lessee remove any part or all of the same.

          (b) Any alterations, improvements, additions or Utility Installations in or about the Premises or the Office Building Project that Lessee shall desire to make shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent to Lessee's making such alteration, improvement, addition or Utility Installation, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from the applicable governmental agencies, furnishing a copy thereof to Lessor prior to the commencement of the work, and compliance by Lessee with all conditions of said permit in a prompt and expeditious manner.

          (c) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises, the Building or the Office Building Project, or any interest therein.

          (d) Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in the Premises by Lessee, and Lessor shall have the right to post notices of non-responsibility in or on the Premises or the Building as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend itself and Lessor against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises, the Building or the Office Building Project, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises, the Building and the Office Building Project free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's reasonable attorneys fees and costs in participating in such action if Lessor shall decide it is to Lessor's best interest so to do.

          (e) All alterations, improvements, additions and Utility Installations (whether or not such Utility Installations constitute trade fixtures of Lessee), which may be made to the Premises by Lessee, including but not limited to, floor coverings, panelings, doors, drapes, built-ins, moldings, sound attenuation, and lighting and telephone or communication systems, conduit, wiring and outlets, shall be made and done in a good and workmanlike manner and of good and sufficient quality and materials and shall be the property of Lessor and remain upon and be surrendered with the Premises at the expiration of the Lease Term, unless Lessor requires their removal pursuant to paragraph 7.3(a). Provided Lessee is not in default, notwithstanding the provisions of this paragraph 7.3(e), Lessee's personal property and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises or the Building, and other than Utility Installations, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of paragraph 7.2.

          (f) Lessee shall provide Lessor with as-built plans and specifications for any alterations, improvements, additions or Utility Installations.


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      7.4  UTILITY ADDITIONS. Lessor reserves the right to install new or additional utility facilities throughout the Office Building Project for the benefit of Lessor or Lessee, or any other lessee of the Office Building Project, ??? but not by way of limitation, such utilities as plumbing, electrical systems, security systems, communication systems, and fire protection, ??? systems, so long as such installations do not unreasonably interfere with Lessee's use of the Premises.

8.   INSURANCE; INDEMNITY.

     8.1 LIABILITY INSURANCE-LESSEE. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease a policy of Comprehensive General Liability insurance utilizing an Insurance Services Office standard form with Broad Form General Liability Endorsement (GL0404), or equivalent, in an amount of not less than $1,000,000 per occurrence of bodily injury and property damage combined or in a greater amount as reasonably determined by Lessor and shall insure Lessee with Lessor as an additional insured against liability arising out of the use, occupancy or maintenance of the Premises. Compliance with the above requirement shall not, however, limit the liability of Lessee hereunder.

     8.2 LIABILITY INSURANCE-LESSOR. Lessor shall obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Broad Form Property Damage Insurance, plus coverage against such other risks Lessor deems advisable from time to time, insuring Lessor, but not Lessee, against liability arising out of the ownership, use, occupancy or maintenance of the Office Building Project in an amount not less than $5,000,000.00 per occurrence.

     8.3 PROPERTY INSURANCE-LESSEE. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease for the benefit of Lessee, replacement cost fire and extended coverage insurance, with vandalism and malicious mischief, sprinkler leakage and earthquake sprinkler leakage endorsements, in an amount sufficient to cover not less than 100% of the full replacement cost, as the same may exist from time to time, of all of Lessee's personal property, fixtures, equipment and tenant improvements.

     8.4 PROPERTY INSURANCE-LESSOR. Lessor shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Office Building Project improvements, but not Lessee's personal property, fixtures, equipment or tenant improvements, in the amount of the full replacement cost thereof, as the same may exist from time to time, utilizing Insurance Services Office standard form, or equivalent, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, plate glass, and such other perils as Lessor deems advisable or may be required by a lender having a lien on the Office Building Project. In addition, Lessor shall obtain and keep in force, during the term of this Lease, a policy of rental value insurance covering a period of one year, with loss payable to Lessor, which insurance shall also cover all Operating Expenses for said period. Lessee will not be named in any such policies carried by Lessor and shall have no right to any proceeds therefrom. The policies required by these paragraphs
8.2 and 8.4 shall contain such deductibles as Lessor or the aforesaid lender may determine. In the event that the Premises shall suffer an insured loss as defined in paragraph 9.1(f) hereof, the deductible amounts under the applicable insurance policies shall be deemed an Operating Expense. Lessee shall not do or permit to be done anything which shall invalidate the insurance policies carried by Lessor. Lessee shall pay the entirety of any increase in the property insurance premium for the Office Building Project over what it was immediately prior to the commencement of the term of this Lease if the increase is specified by Lessor's insurance carrier as being caused by the nature of Lessee's occupancy or any act or omission of Lessee.

     8.5 INSURANCE POLICIES. Lessee shall deliver to Lessor copies of liability insurance policies required under paragraph 8.1 or certificates evidencing the existence and amounts of such insurance within seven (7) days after the Commencement Date of this Lease. No such policy shall be cancellable or subject to reduction of coverage or other modification except after thirty (30) days prior written notice to Lessor. Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with renewals thereof.

     8.6 WAIVER OF SUBROGATION. Lessee and Lessor each hereby release and relieve the other, and waive their entire right of recovery against the other, for direct or consequential loss or damage arising out of or incident to the perils covered by property insurance carried by such party, whether due to the negligence of Lessor or Lessee or their agents, employees, contractors and/or invitees. If necessary all property insurance policies required under this Lease shall be endorsed to so provide.

     8.7 INDEMNITY. Lessee shall indemnify and hold harmless Lessor and its agents, Lessor's master or ground lessor, partners and lenders, from and against any and all claims for damage to the person or property of anyone or any entity arising from Lessee's use of the Office Building Project, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnify and hold harmless Lessor from and against any and all claims, costs and expenses arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any act or omission of Lessee, or any of Lessee's agents, contractors, employees or invitees and from and against all costs, attorney's fees, expenses and liabilities incurred by Lessor as the result of any such use, conduct, activity, work, things done, permitted or suffered, breach, default or negligence, and in dealing reasonably therewith, including but not limited to the defense or pursuit of any claim or any action or proceeding involved therein; and in case any action or proceeding be brought against Lessor by reason of any such matter, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property of Lessee or injury to persons, in, upon or about the Office Building Project arising from any cause and Lessee hereby waives all claims in respect hereof against Lessor.

     8.8 EXEMPTION OF LESSOR FROM LIABILITY. Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income herefrom or for loss of or damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers, or any other person in or about the Premises or the Office Building Project, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from theft, fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said damage or injury results from conditions arising upon the Premises or upon other portions of the Office Building Project, or from other sources or places, or from new construction or the repair, alteration or improvement of any part of the Office Building Project, or of the equipment, fixtures or appurtenances applicable thereto, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible. Lessor shall not be liable for any damages arising from any act or neglect of any other lessee, occupant or user of the Office Building Project, nor from the failure of Lessor to enforce the provisions of any other lease of any other lessee of the Office Building Project.

     8.9 NO REPRESENTATION OF ADEQUATE COVERAGE. Lessor makes no representation that the limits or forms of coverage of insurance specified in this paragraph 8 are adequate to cover Lessee's property or obligations under this Lease.

9.   DAMAGE OR DESTRUCTION.

     9.1  DEFINITIONS.

          (a) "Premises Damage" shall mean if the Premises are damaged or destroyed to any extent.

          (b) "Premises Building Partial Damage" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is less than fifty percent (50%) of the then Replacement Cost of the Building.

          (c) "Premises Building Total Destruction" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is fifty percent (50%) or more of the then Replacement Cost of the Building.

          (d) "Office Building Project Buildings" shall mean all of the buildings on the Office Building Project site.

          (e) "Office Building Project Buildings Total Destruction" shall mean if the Office Building Project Buildings are damaged or destroyed to the extent that the cost of repair is fifty percent (50%) or more of the then Replacement Cost of the Office Building Project Buildings.

          (f) "Insured Loss" shall mean damage or destruction which was caused by an event required to be covered by the insurance described in paragraph 8. The fact that an Insured Loss has a deductible amount shall not make the loss an uninsured loss.

          (g) "Replacement Cost" shall mean the amount of money necessary to be spent in order to repair or rebuild the damaged area to the condition that existed immediately prior to the damage occurring, excluding all improvements made by lessees, other than those installed by Lessor at Lessee's expense.

     9.2  PREMISES DAMAGE; PREMISES BUILDING PARTIAL DAMAGE.

          (a) Insured Loss: Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage which is an Insured Loss and which falls into the classification of either Premises Damage or Premises Building Partial Damage, then Lessor shall, as soon as reasonably possible and to the extent the required materials and labor are readily available through usual commercial channels, at Lessor's expense, repair such damage (but not Lessee's fixtures, equipment or tenant improvements originally paid for by Lessee) to its condition existing at the time of the damage, and this Lease shall continue in full force and effect.

          (b) Uninsured Loss: Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage which is not an Insured Loss and which falls within the classification of Premises Damage or Premises Building Partial Damage, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), which damage prevents Lessee from making any substantial use of the Premises, Lessor may at Lessor's option either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event ??? Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease as of the date of the occurrence of such damage, in which event this Lease shall terminate as of the date of the occurrence of such damage.

     9.3 PREMISES BUILDING TOTAL DESTRUCTION; OFFICE BUILDING PROJECT TOTAL DESTRUCTION. Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage, whether or not it is an Insured Loss, which falls into the classifications of either (i) Premises

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Building Total Destruction, or (ii) Office Building Project Total
Destruction, then Lessor may at Lessor's option either (i) repair such damage or destruction as soon as reasonably possible at Lessor's expense [ILLEGIBLE] the required materials are readily available through usual commercial channels) to its condition existing at the time of the damage, but [ILLEGIBLE] fixtures, equipment or tenant improvements, and this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty
(30) days after the date of occurrence of such damage of Lessor's intention to cancel and terminate this Lease, in which case this Lease shall terminate as of the date of the occurrence of such damage.

     9.4  DAMAGE NEAR END OF TERM.

          (a) Subject to paragraph 9.4(b), if at any time during the last twelve (12) months of the term of this Lease there is substantial damage to the Premises, Lessor may at Lessor's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within 30 days after the date of occurrence of such damage.

          (b) Notwithstanding paragraph 9.4(a), in the event that Lessee has an option to extend or renew this Lease, and the time within which said option may be exercised has not yet expired, Lessee shall exercise such option, if it is to be exercised at all, no later than twenty (20) days after the occurrence of an Insured Loss falling within the classification of Premises Damage during the last twelve (12) months of the term of this Lease. If Lessee duly exercises such option during said twenty (20) day period, Lessor shall, at Lessor's expense, repair such damage, but not Lessee's fixtures, equipment or tenant improvements, as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option during said twenty (20) day period, then Lessor may at Lessor's option terminate and cancel this Lease as of the expiration of said twenty (20) day period by giving written notice to Lessee of Lessor's election to do so within ten (10) days after the expiration of said twenty
(20) day period, notwithstanding any term or provision in the grant of option to the contrary.

     9.5  ABATEMENT OF RENT; LESSEE'S REMEDIES.

          (a) In the event Lessor repairs or restores the Building or Premises pursuant to the provisions of this paragraph 9, and any part of the Premises are not usable (including loss of use due to loss of access or essential services), the rent payable hereunder (including Lessee's Share of Operating Expenses) for the period during which such damage, repair or restoration continues shall be abated, provided (1) such abatement shall only be to the extent the operation of Lessee's business as operated from the Premises is adversely affected. Except for said abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.

          (b) If Lessor shall be obligated to repair or restore the Premises or the Building under the provisions of this Paragraph 9 and shall not com-mence such repair or restoration within ninety (90) days after such occurrence, or if Lessor shall not complete the restoration and repair within six (6) months after such occurrence, Lessee may at Lessee's option cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement or completion, respectively, of such repair or restoration. In such event this Lease shall terminate as of the date of such notice.

          (c) Lessee agrees to cooperate with Lessor in connection with any such restoration and repair, including but not limited to the approval and/or execution of plans and specifications required.

     9.6 TERMINATION--ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.

     9.7 WAIVER. Lessor and Lessee waive the provisions of any statute which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.

10.   REAL PROPERTY TAXES.

     10.1 PAYMENT OF TAXES. Lessor shall pay the real property tax, as defined in paragraph 10.3, applicable to the Office Building Project subject to reimbursement by Lessee of Lessee's Share of such taxes in accordance with the provisions of paragraph 4.2, except as otherwise provided in paragraph 10.2.

     10.2 ADDITIONAL IMPROVEMENTS. Lessee shall not be responsible for paying any increase in real property tax specified in the tax assessor's records and work sheets as being caused by additional improvements placed upon the Office Building Project by other lessees or by Lessor for the exclusive enjoyment of any other lessee. Lessee shall, however, pay to Lessor at the time that Operating Expenses are payable under paragraph 4.2(c) the entirety of any increase in real property tax if assessed solely by reason of additional improvements placed upon the Premises by Lessee or at Lessee's request. For the term of the Lease.

     10.3 DEFINITION OF "REAL PROPERTY TAX." As used herein, the term "real property tax" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Office Building Project or any portion thereof by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the Office Building Project or in any portion thereof, as against Lessor's right to rent or other income therefrom, and as against Lessor's business of leasing the Office Building Project. The term "real property tax" shall also include any tax, fee, levy, assessment or charge (i) in substitution of, partially or totally, any tax, fee, levy, assessment or charge hereinabove included within the definition of "real property tax," or (ii) the nature of which was hereinbefore included within the definition of "real property tax," or (iii) which is imposed for a service or right not charged prior to June 1, 1978, or, if previously charged, has been increased since June 1, 1978, or (iv) which is imposed as a result of a change in ownership, as defined by applicable local statutes for property tax purposes, of the Office Building Project or which is added to a tax or charge hereinbefore included within the definition of real property tax by reason of such change of ownership, or (v) which is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof.

     10.4 JOINT ASSESSMENT. If the improvements or property, the taxes for which are to be paid separately by Lessee under paragraph 10.2 or 10.5 are not separately assessed, Lessee's portion of that tax shall be equitably determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information (which may include the cost of construction) as may be reasonably available. Lessor's reasonable determi-nation thereof, in good faith, shall be conclusive.

     10.5 PERSONAL PROPERTY TAXES.

          (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere.

          (b) If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay to Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11.  UTILITIES.

     11.1 SERVICES PROVIDED BY LESSOR. Lessor shall provide heating, ventilation, air conditioning, and janitorial service as reasonably required, reasonable amounts of electricity for normal lighting and office machines, water for reasonable and normal drinking and lavatory use, and replacement light bulbs and/or fluorescent tubes and ballasts for standard overhead fixtures.

     11.2 SERVICES EXCLUSIVE TO LESSEE. Lessee shall pay for all water, gas, heat, light, power, telephone and other utilities and services specially or exclusively supplied and/or metered exclusively to the Premises or to Lessee, together with any taxes thereon. If any such services are not separately metered to the Premises, Lessee shall pay at Lessor's option, either Lessee's Share or a reasonable proportion to be determined by Lessor of all charges jointly metered with other premises in the Building.

     11.3 HOURS OF SERVICE. Said services and utilities shall be provided during generally accepted business days and hours or such other days or hours as may hereafter be set forth. Utilities and services required at other times shall be subject to advance request and reimbursement by Lessee to Lessor of the cost thereof.

     11.4 EXCESS USAGE BY LESSEE. Lessee shall not make connection to the utilities except by or through existing outlets and shall not install or use machinery or equipment in or about the Premises that uses excess water, lighting or power, or suffer or permit any act that causes extra burden upon the utilities or services, including but not limited to security services, over standard office usage for the Office Building Project. Lessor shall require Lessee to reimburse Lessor for any excess expenses or costs that may arise out of a breach of this subparagraph by Lessee. Lessor may, in its sole discretion, install at Lessee's expense supplemental equipment and/or separate metering applicable to Lessee's excess usage or loading.

     11.5 INTERRUPTIONS. There shall be no abatement of rent and Lessor shall not be liable in any respect whatsoever for the inadequacy, stoppage, interruption or discontinuance of any utility or service due to riot, strike, labor dispute, breakdown, accident, repair or other cause beyond Lessor's reasonable control or in cooperation with governmental request or directions.

12.  ASSIGNMENT AND SUBLETTING.

     12.1 LESSOR'S CONSENT REQUIRED. Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee's interest in the Lease or in the Premises, without Lessor's prior written consent, which Lessor shall not unreasonably withhold. Lessor shall respond to Lessee's request for consent hereunder in a timely manner and any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a material default and breach of this Lease without the need for notice to Lessee under paragraph 13.1.


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      12.2 LESSEE AFFILIATE. Notwithstanding the provisions of paragraph 12.1 hereof, Lessee may assign or sublet the Premises, or any portion thereof, without Lessor's consent, to any corporation which controls, is controlled by or is under common control with Lessee, or to any corporation resulting from the merger or consolidation with Lessee, or to any person or entity which acquires all the assets of Lessee as a going concern of the business that is being conducted on the Premises, all of which are referred to as "Lessee Affiliate"; provided that before such assignment shall be effective, (a) said assignee shall assume, in full, the obligations of Lessee under this Lease and
(b) Lessor shall be given written notice of such assignment and assumption. Any such assignment shall not, in any way, effect or limit the liability of Lessee under the terms of this Lease even if after such assignment or subletting the terms of this Lease are materially changed or altered without the consent of Lessee, the consent of whom shall not be necessary.

     12.3 TERMS AND CONDITIONS APPLICABLE TO ASSIGNMENT AND SUBLETTING.

     (a) Regardless of Lessor's consent, no assignment or subletting shall release Lessee of Lessee's obligations hereunder or alter the primary liability of Lessee to pay the rent and other sums due Lessor hereunder including Lessee's Share of Operating Expenses, and to perform all other obligations to be performed by Lessee hereunder.

     (b) Lessor may accept rent from any person other than Lessee pending approval or disapproval of such assignment.

     (c) Neither a delay in the approval or disapproval of such assignment or subletting, nor the acceptance of rent, shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the breach of any of the terms or conditions of this paragraph 12 of this Lease.

     (d) If Lessee's obligations under this Lease have been guaranteed by third parties, then an assignment or sublease, and Lessor's consent hereto, shall not be effective unless said guarantors give their written consent to such sublease and the terms thereof.

     (e) The consent by Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable on the Lease or sublease and without obtaining their consent and such action shall not relieve such persons from liability under this Lease or said sublease; provided, however, such persons shall not be responsible to the extent any such amendment or modification enlarges or increases the obligations of the Lessee or sublessee under this Lease or such sublease.

     (f) In the event of any default under this Lease, Lessor may proceed directly against Lessee, any guarantors or any one else responsible for the performance of this Lease, including the sublessee, without first exhausting Lessor's remedies against any other person or entity responsible herefor to Lessor, or any security held by Lessor or Lessee.

     (g) Lessor's written consent to any assignment or subletting of the Premises by Lessee shall not constitute an acknowledgement that no default then exists under this Lease of the obligations to be performed by Lessee nor shall such consent be deemed a waiver of any then existing default, except as may be otherwise stated by Lessor at the time.

     (h) The discovery of the fact that any financial statement relied upon by Lessor in giving its consent to an assignment or subletting was materially false shall, at Lessor's election, render Lessor's said consent null and void.

     12.4 ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. Regardless of Lessor's consent, the following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

          (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease; provided, however, that until a default shall occur in the performance of Lessee's obligations under this Lease, Lessee may receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of this or any other assignment of such sublease to Lessor nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a default exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents due and to become due under the sublease. Lessee agrees that such sublessee shall have the right to rely upon any such statement and request from Lessor, and that such sublessee shall pay such rents to Lessor without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against said sublessee or Lessor for any such rents so paid by said sublessee to Lessor.

          (b) No sublease entered into by Lessee shall be effective unless and until it has been approved in writing by Lessor. In entering into any sublease, Lessee shall use only such form of sublease as is satisfactory to Lessor, and once approved by Lessor, such sublease shall not be changed or modified without Lessor's prior written consent. Any sublessee shall, by reason of entering into a sublease under this Lease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every obligation herein to be performed by Lessee other than such obligations as are contrary to or inconsistent with provisions contained in a sublease to which Lessor has expressly consented in writing.

          (c) In the event Lessee shall default in the performance of its obligations under this Lease, Lessor, at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of Lessee under such sublease from the time of the exercise of said option to the termination of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to Lessee or for any other prior defaults of Lessee under such sublease.

          (d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

          (e) With respect to any subletting to which Lessor has consented, Lessor agrees to deliver a copy of any notice of default by Lessee to the sublessee. Such sublessee shall have the right to cure a default of Lessee within three (3) days after service of said notice of default upon such sublessee, and the sublessee shall have a right of reimbursement and offset from and against Lessee for any such defaults cured by the sublessee.

     12.5 LESSOR'S EXPENSES. In the event Lessee shall assign or sublet the Premises or request the consent of Lessor to any assignment or subletting or if Lessee shall request the consent of Lessor for any act Lessee proposes to do then Lessee shall pay Lessor's reasonable costs and expenses incurred in connection therewith, including attorneys', architects', engineers' or other consultants' fees.

     12.6 CONDITIONS TO CONSENT. Lessor reserves the right to condition any approval to assign or sublet upon Lessor's determination that (a) the proposed assignee or sublessee shall conduct a business on the Premises of a quality substantially equal to that of Lessee and consistent with the general character of the other occupants of the Office Building Project and not in violation of any exclusives or rights then held by other tenants, and (b) the proposed assignee or sublessee be at least as financially responsible as Lessee was expected to be at the time of the execution of this Lease or of such assignment or subletting, whichever is greater.

13.  DEFAULT; REMEDIES.

     13.1 DEFAULT. The occurrence of any one or more of the following events shall constitute a material default of this Lease by Lessee:

     (a) The vacation or abandonment of the Premises by Lessee. Vacation of the Premises shall include the failure to occupy the Premises for a continuous period of sixty (60) days or more, whether or not the rent is paid.

     (b) The breach by Lessee of any of the covenants, conditions or provisions of paragraphs 7.3(a), (b) or (d) (alterations), 12.1 (assignment or subletting), 13.1(a) (vacation or abandonment), 13.1(e) (insolvency), 13.1(f) (false statement), 16(a) (estoppel certificate), 30(b) (subordination), [ILLEGIBLE] (auctions), or 41.1 (easements), all of which are hereby deemed to be material, non-curable defaults without the necessity of any notice by Lessor to Lessee thereof.

     (c) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof from Lessor to Lessee. In the event that Lessor serves Lessee with a Notice to Pay Rent or Quit pursuant to applicable Unlawful Detainer statutes such Notice to Pay Rent or Quit shall also constitute the notice required by this subparagraph.

     (d) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee other than those referenced in subparagraphs (b) and (c), above, where such failure shall continue for a period of thirty (30) days after written notice thereof from Lessor to Lessee; provided, however, that if the nature of Lessee's noncompliance is such that more than thirty (30) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said thirty (30) day period and thereafter diligently pursues such cure to completion. To the extent permitted by law, such thirty (30) day notice shall constitute the sole and exclusive notice required to be given to Lessee under applicable Unlawful Detainer statutes.

     (e) (i) The making by Lessee of any general arrangement or general assignment for the benefit of creditors; (ii) Lessee becoming a "debtor" as defined in 11 U.S.C. Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days. In the event that any provision of this paragraph 13.1(e) is contrary to any applicable law, such provision shall be of no force or effect.


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           (f) The discovery by Lessor that any financial statement given to
Lessor by Lessee, or its successor in interest or by any guarantor of Lessee's obligation hereunder, was materially false.

     13.2 REMEDIES. In the event of any material default or breach of this Lease by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default:

          (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonably avoided; that portion of the leasing commission paid by Lessor pursuant to paragraph 15 applicable to the unexpired term of this Lease.

          (b) Maintain Lessee's right to possession in which case this Lease shall continue in effect whether or not Lessee shall have vacated or aban-doned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

          (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located. Unpaid installments of rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest from the date due at the maximum rate then allowable by law.

     13.3 DEFAULT BY LESSOR. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are required for performance then Lessor shall not be in default if Lessor commences performance within such 30-day period and thereafter diligently pursues the same to completion.

     13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of Base Rent, Lessee's Share of Operating Expenses or other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Office Building Project. Accordingly, if any installment of Base Rent, Operating Expenses, or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to [ILLEGIBLE] of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

14. CONDEMNATION. If the Premises or any portion thereof or the Office Building Project are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs; provided that if so much of the Premises or the Office Building Project are taken by such condemnation as would substantially and adversely affect the operation and profitability of Lessee's business conducted from the Premises, Lessee shall have the option, to be exercised only in writing within thirty (30) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within thirty (30) days after the condemning authority shall have taken possession), to terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent and Lessee's Share of Operating Expenses shall be reduced in the proportion that the floor area of the Premises taken bears to the total floor area of the Premises. Common Areas taken shall be excluded from the Common Areas usable by Lessee and no reduction of rent shall occur with respect thereto or by reason thereof. Lessor shall have the option in its sole discretion to terminate this Lease as of the taking of possession by the condemning authority, by giving written notice to Lessee of such election within thirty (30) days after receipt of notice of a taking by condemnation of any part of the Premises or the Office Building Project. Any award for the taking of all or any part of the Premises or the Office Building Project under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any separate award for loss of or damage to Lessee's trade fixtures, removable personal property and unamortized tenant improvements that have been paid for by Lessee. For that purpose the cost of such improvements shall be amortized over the original term of this Lease excluding any options. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall pay any amount in excess of such severance damages required to complete such repair.

15.  BROKER'S FEE.

     (a) The brokers involved in this transaction are None as "listing broker" and ________ as "cooperating broker," licensed real estate broker(s). A "cooperating broker" is defined as any broker other than the listing broker entitled to a share of any commission arising under this Lease. Upon execution of this Lease by both parties, Lessor shall pay to said brokers jointly, or in such separate shares as they may mutually designate in writing, a fee as set forth in a separate agreement between Lessor and said broker(s), or in the event there is no separate agreement between Lessor and said broker(s), the sum of $ None for brokerage services rendered by said broker(s) to Lessor in this transaction.

     (b) Lessor further agrees that (i) if Lessee exercises any Option, as defined in paragraph 39.1 of this Lease, which is granted to Lessee under this Lease, or any subsequently granted option which is substantially similar to an Option granted to Lessee under this Lease, or (ii) if Lessee acquires any rights to the Premises or other premises described in this Lease which are substantially similar to what Lessee would have acquired had an Option herein granted to Lessee been exercised, or (iii) if Lessee remains in possession of the Premises after the expiration of the term of this Lease after having failed to exercise an Option, or (iv) if said broker(s) are the procuring cause of any other lease or sale entered into between the parties pertaining to the Premises and/or any adjacent property in which Lessor has an interest, or (v) if the Base Rent is increased, whether by agreement or operation of an escalation clause contained herein, then as to any of said transactions or rent increases, Lessor shall pay said broker(s) a fee in accordance with the schedule of said broker(s) in effect at the time of execution of this Lease. Said fee shall be paid at the time such increased rental is determined.

     (c) Lessor agrees to pay said fee not only on behalf of Lessor but also on behalf of any person, corporation, association, or other entity having an ownership interest in said real property or any part thereof, when such fee is due hereunder. Any transferee of Lessor's interest in this Lease, whether such transfer is by agreement or by operation of law, shall be deemed to have assumed Lessor's obligation under this paragraph 15. Each listing and cooperating broker shall be a third party beneficiary of the provisions of this paragraph 15 to the extent of their interest in any commission arising under this Lease and may enforce that right directly against Lessor; provided, however, that all brokers having a right to any part of such total commission shall be a necessary party to any suit with respect thereto.

     (d) Lessee and Lessor each represent and warrant to the other that neither has had any dealings with any person, firm, broker or finder (other than the person(s), if any, whose names are set forth in paragraph 15(a), above) in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and no other broker or other person, firm or entity is entitled to any commission or finder's fee in connection with said transaction and Lessee and Lessor do each hereby indemnify and hold the other harmless from and against any costs, expenses, attorneys' fees or liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying party.

16.  ESTOPPEL CERTIFICATE.

     (a) Each party (as "responding party") shall at any time upon not less than ten (10) days' prior written notice from the other party ("requesting party") execute, acknowledge and deliver to the requesting party a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and
(ii) acknowledging that there are not, to the responding party's knowledge, any uncured defaults on the part of the requesting party, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Office Building Project or of the business of Lessee.

     (b) At the requesting party's option, the failure to deliver such statement within such time shall be a material default of this Lease by the party who is to respond, without any further notice to such party, or it shall be conclusive upon such party that (i) this Lease is in full force and effect, without modification except as may be represented by the requesting party, (ii) there are no uncured defaults in the requesting party's performance, and (iii) if Lessor is the requesting party, not more than one month's rent has been paid in advance.

     (c) If Lessor desires to finance, refinance, or sell the Office Building Project, or any part thereof, Lessee hereby agrees to deliver to any lender or purchaser designated by Lessor such customary financial statements of Lessee as may be reasonably required by such lender or purchaser. Such statements shall include the past three (3) years' financial statements of Lessee. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth, and not disclosed to any third parties.

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17.  LESSOR'S LIABILITY. The term "Lessor" as used herein shall mean only
[ILLEGIBLE] or owners, at the time in question, of the fee title or a lessee's interest in a ground lease of the Office Building Project, and except as [ILLEGIBLE] provided in paragraph 16, in the event of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers [ILLEGIBLE] grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership.

18. SEVERABILITY. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof.

19. INTEREST ON PAST-DUE OBLIGATIONS. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at the maximum rate then allowable by law or judgments from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease; provided, however, that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee.

20. TIME OF ESSENCE. Time is of the essence with respect to the obligations to be performed under this Lease.

21. ADDITIONAL RENT. All monetary obligations of Lessee to Lessor under the terms of this Lease, including but not limited to Lessee's Share of Operating Expense increase and any other expenses payable by Lessee hereunder shall be deemed to be rent.

22. INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither the real estate broker listed in paragraph 15 hereof nor any cooperating broker on this transaction nor the Lessor or any employee or agents of any of said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of the Premises or the Office Building Project and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease.

23. NOTICES. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified or registered mail, and shall be deemed sufficiently given if delivered or addressed to Lessee or to Lessor at the address noted below or adjacent to the signature of the respective parties, as the case may be. Mailed notices shall be deemed given upon actual receipt at the address required, or forty-eight hours following deposit in the mail, postage prepaid, whichever first occurs. Either party may by notice to the other specify a different address for notice purposes except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee.

24. WAIVERS. No waiver by Lessor of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

25. RECORDING. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes.

26. HOLDING OVER. If Lessee, with Lessor's consent, remains in possession of the Premises or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of Lessee, except that the rent payable shall be two hundred percent (200%) of the rent payable immediately preceding the termination date of this Lease, and all Options, if any, granted under the terms of this Lease shall be deemed terminated and be of no further effect during said month to month tenancy.

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. COVENANTS AND CONDITIONS. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

29. BINDING EFFECT; CHOICE OF LAW. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of paragraph 17, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State where the Office Building Project is located and any litigation concerning this Lease between the parties hereto shall be initiated in the county in which the Office Building Project is located.

30.  SUBORDINATION.

     (a) This Lease, and any Option or right of first refusal granted hereby, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the Office Building Project and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease and any Options granted hereby prior to the lien of its mortgage, deed of trust or ground lease, and shall have written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such mortgage, deed of trust or ground lease, whether is Lease or such Options are dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof

     (b) Lessee agrees to execute any documents required to effectuate an attornment, a subordination, or to make this Lease or any Option granted herein prior to the lien of any mortgage, deed of trust or ground lease, as the case may be. Lessee's failure to execute such documents within ten (10) days after written demand shall constitute a material default by Lessee hereunder without further notice to Lessee or, at Lessor's option, Lessor shall execute such documents on behalf of Lessee as Lessee's attorney-in-fact. Lessee does hereby make, constitute and irrevocably appoint Lessor as Lessee's attorney-in-fact and in Lessee's name, place and stead, to execute such documents in accordance with this paragraph 30(b).

31.  ATTORNEYS' FEES.

     31.1 If either party or the broker(s) named herein bring an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, trial or appeal thereon, shall be entitled to his reasonable attorneys' fees to be paid by the losing party as fixed by the court in the same or a separate suit, and whether or not such action is pursued to decision or judgment. The provisions of this paragraph shall inure to the benefit of the broker named herein who seeks to enforce a right hereunder.

     31.2 The attorneys' fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred in good faith.

     31.3 Lessor shall be entitled to reasonable attorneys' fees and all other costs and expenses incurred in the preparation and service of notices of default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such default.

32.  LESSOR'S ACCESS

     32.1 Lessor and Lessor's agents shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, performing any services required of Lessor, showing the same to prospective purchasers, lenders, or lessees, taking such safety measures, erecting such scaffolding or other necessary structures, making such alterations, repairs, improvements or additions to the Premises or to the Office Building Project Lessor may reasonably deem necessary or desirable and the erecting, using and maintaining of utilities, services, pipes and conduits through the premises and/or other premises as long as there is no material adverse effect to Lessee's use of the Premises. Lessor may at any time place on or about the Premises or the Building any ordinary "For Sale" signs and Lessor may at any time during the last 120 days of the term hereof place on about the Premises any ordinary "For Lease" signs.

00.0106.4206

     32.2 All activities of Lessor pursuant to this paragraph shall be without abatement of rent, nor shall Lessor have any liability to Lessee for the same.

     32.3 Lessor shall have the right to retain keys to the Premises and to unlock all doors in or upon the Premises other than to files, vaults and safes, and in the case of emergency to enter the Premises by any reasonably appropriate means, and any such entry shall not be deemed a forceable or unlawful entry or detainer of the Premises or an eviction. Lessee waives any charges for damages or injuries or interference with Lessee's property [ILLEGIBLE] business in connection therewith.

33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises or the Common Areas without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated exercise any standard of reasonableness in determining whether to grant such consent. The holding of any auction on the Premises or Common Areas in violation of this paragraph shall constitute a material default of this Lease.

34. SIGNS. Lessee shall not place any sign upon the Premises or the Office Building Project without Lessor's prior written consent. Under no circum-ances shall Lessee place a sign on any roof of the Office Building Project.


                                                  Initials: /s/ J.V.
                                                            -----------
                                                            /s/ SKB
                                                            -----------

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

35. MERGER. The voluntary or other surrender of this Lease by Lessee [ILLEGIBLE]cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing [ILLEGIBLE] or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

36. CONSENTS. Except for paragraphs 33 (auctions) and 34 (signs) hereof, wherever in this Lease the consent of one party is required to an act of the other party such consent shall not be unreasonably withheld or delayed.

37. GUARANTOR. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under this Lease.

38. QUIET POSSESSION. Upon Lessee paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease. The individuals executing this Lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all parties holding an ownership interest in the Office Building Project.

39.  OPTIONS

     39.1 DEFINITION. As used in this paragraph the word "Option" has the following meaning: (1) the right or option to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (2) the option or right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other space within the Office Building Project or other property of Lessor or the right of first offer to lease other space within the Office Building Project or other property of Lessor; (3) the right or option to purchase the Premises or the Office Building Project, or the right of first refusal to purchase the Premises or the Office Building Project or the right of first offer to purchase the Premises or the Office Building Project, or the right or option to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor or the right of first offer to purchase other property of Lessor.

     39.2 OPTIONS PERSONAL. Each option granted to Lessee in this Lease is personal to the original Lessee end may be exercised only by the original Lessee while occupying the Premises who does so without the intent of thereafter assigning this Lease or subletting the Premises or any portion thereof, and may not be exercised or be assigned, voluntarily or involuntarily, by or to any person or entity other than Lessee; provided, however, that an Option may be exercised by or assigned to any Lessee Affiliate as defined in paragraph 12.2 of this Lease. The Options, if any, herein granted to Lessee are not assignable separate and apart from this Lease, nor may any Option be separated from this Lease in any manner, either by reservation or otherwise.

     39.3 MULTIPLE OPTIONS. In the event that Lessee has any multiple options to extend or renew this Lease a later option cannot be exercised unless the prior option to extend or renew this Lease has been so exercised.

     39.4  EFFECT OF DEFAULT ON OPTIONS.

     (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary, (i) during the time commencing from the date Lessor gives to Lessee a notice of default pursuant to paragraph 13.1(c) or 13.1(d) and continuing until the noncompliance alleged in said notice of default is cured, or (ii) during the period of time commencing on the day after a monetary obligation to Lessor is due from Lessee and unpaid (without any necessity for notice thereof to Lessee) and continuing until the obligation is paid, or (iii) in the event that Lessor has given to Lessee three or more notices of default under paragraph 13.1(c), or paragraph 13.1(d), whether or not the defaults are cured, during the 12 month period of time immediately prior to the time that Lessee attempts to exercise the subject Option, (iv) if Lessee has committed any non-curable breach, including without limitation those described in paragraph 13.1(b), or is otherwise in default of any of the terms, covenants or conditions of this Lease.

     (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of paragraph 39.4(a).

     (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessee fails to commence to cure a default specified In paragraph 13.1(d) within thirty (30) days after the date that Lessor gives notice to Lessee of such default and/or Lessee fails thereafter to diligently prosecute said cure to completion, (iii) Lessor gives to Lessee three or more notices of default under paragraph 13.1(c), or paragraph 13.1(d), whether or not the defaults are cured, or (iv) if Lessee has committed any non-curable breach, including without limitation those described In paragraph 13.1(b), or is otherwise in default of any of the terms, covenants and conditions of this Lease.

40.  SECURITY MEASURES - LESSOR'S RESERVATIONS.

     40.1 Lessee hereby acknowledges that Lessor shall have no obligation whatsoever to provide guard service or other security measures for the benefit of the Premises or the Office Building Project. Lessee assumes all responsibility for the protection of Lessee, its agents, and invitees and the property of Lessee and of Lessee's agents and invitees from acts of third parties. Nothing herein contained shall prevent Lessor, at Lessor's sole option, from providing security protection for the Office Building Project or any part thereof, in which event the cost thereof shall be included within the definition of Operating Expenses, as set forth in paragraph 4.2(b).

     40.2 Lessor shall have the following rights:

     (a) To change the name, address or title of the Office Building Project or building in which the Premises are located upon not less than 90 days prior written notice;

     (b) To, at Lessee's expense, provide and install Building standard graphics on the door of the Premises and such portions of the Common Areas as Lessor shall reasonably deem appropriate;

     (c) To permit any lessee the exclusive right to conduct any business as long as such exclusive does not conflict with any rights expressly given herein;

     (d) To place such signs, notices or displays as Lessor reasonably deems necessary or advisable upon the roof, exterior of the buildings or the Office Building Project or on pole signs in the Common Areas:

     40.3 Lessee shall not:

     (a) Use a representation (photographic or otherwise) of the Building or the Office Building Project or their name(s) in connection with Lessee's business;

     (b) Suffer or permit anyone, except in emergency, to go upon the roof of the Building.

41.  EASEMENTS.

     41.1 Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of Parcel Maps and restrictions, so long as such easements, rights, dedications, Maps and restrictions do not unreasonably interfere with the use or access of the Premises on common areas by Lessee. Lessee shall sign any of the aforementioned documents upon request of Lessor and failure to do so shall constitute a material default of this Lease by Lessee.

     41.2 The obstruction of Lessee's view, air, or light by any structure erected in the vicinity of the Building, whether by Lessor or third parties, shall in no way affect this Lease or impose any liability upon Lessor.

42. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to institute suit for recovery of sum. If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

43. AUTHORITY. If Lessee is a corporation, trust, or general or limited partnership, Lessee, and each individual executing this Lease on behalf of such entity, represent and warrant that such individual is duly authorized to execute and deliver this Lease on behalf of said entity. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor evidence of such authority satisfactory to Lessor.

44. CONFLICT. Any conflict between the printed provisions, Exhibits or Addenda of this Lease and the typewritten or handwritten provisions, if any. shall be controlled by the typewritten or handwritten provisions.

45. NO OFFER. Preparation of this Lease by Lessor or Lessor's agent and submission of same to Lessee shall not be deemed an offer to Lessee to lease. This Lease shall become binding upon Lessor and Lessee only when fully executed by both parties.

46. LENDER MODIFICATION. Lessee agrees to make such reasonable modifications to this Lease as may be reasonably required by an institutional lender in connection with the obtaining of normal financing or refinancing of the Office Building Project.

Provided such modifications do not, on the balance, adversely impact Lessee's use or access to the premises.


                                                  Initials: /s/ J.V.
                                                            -----------
                                                            /s/ SKB
                                                            -----------

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                           PAGE 9 OF 10 PAGES

47. MULTIPLE PARTIES. If more than one person or entity is named as either Lessor or Lessee herein, except as otherwise expressly provided herein, the obligations of the Lessor or Lessee herein shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee, respectively.

48. WORK LETTER. This Lease is supplemented by that certain Work Letter [ILLEGIBLE] executed by Lessor and Lessee attached hereto as Exhibit C and incorporated herein by this reference.

49. ATTACHMENTS. Attached hereto are the following documents which constitute a part of this Lease:

     Addendum

     Exhibit "A" Site Plan





LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.


               IF THIS LEASE HAS BEEN FILLED IN IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION RELATING THERETO; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN LEGAL COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.


               LESSOR                                     LESSEE

     De Anza Properties, A California         Impresse Corporation
     Limited Partnership                      A California Corporation
     -----------------------------------      --------------------------------

     By    /s/                                By   /s/
        --------------------------------         -----------------------------

        Its  General Partner                     Its   Chief Financial Officer
           -----------------------------            --------------------------


     By                                       By
        --------------------------------         -----------------------------

        Its                                      Its
           -----------------------------             -------------------------


     Executed at                              Executed at
                ------------------------                 ---------------------

     on                                       on
       ---------------------------------         -----------------------------

     Address                                  Address
            ----------------------------             -------------------------

                            FULL SERVICE-NET

                           PAGE 10 OF 10 PAGES

For these forms write or call the American Industrial Real Estate
Association, 350 South Figuerda Street, Suite 275, Los Angeles, CA 90071
(213) 687-8777

-C- 1984-By American Industrial Real Estate Association. All rights reserved. No part of these words may be reproduced in any form without permission in writing.

                                         [MAP]

                                 ADDENDUM TO LEASE


This is an Addendum to that certain lease dated for reference purposes only October 8, 1999 between De Anza Properties as Lessor and Impresse Corporation as Lessee. To the extent of a conflict between the Lease and this Addendum, the provisions of this Addendum shall prevail. Unless otherwise expressly stated, the provisions of this Addendum supplement the Lease provisions rather than replace them.

50.  PREMISES
Paragraph 1.2 is modified by adding the following: The Premises shall constitute the East Wing as depicted in the attached Exhibit A. Lessee also occupies the West Wing under a separate lease, which Lease will expire on or about June 30, 2005. Upon the expiration of the separate lease for the West Wing, the Premises under this Lease shall expand to include the West Wing and the exclusive use of the Lobby Area. Lessor shall have no obligation to make any improvements or changes to the Premises, except as expressly provided in the Lease. Lessee's share of the Operating Expenses shall change to 100% upon expiration of the existing Lease.

51.  RENT
Base Rent per month shall be as follows:


June, 2000 to May, 2001        $87,015
June, 2001 to May, 2002        $99,545
June, 2002 to May, 2003       $103,527
June, 2003 to May, 2004       $107,668
June, 2004 to May, 2005       $111,975
June, 2005 to May, 2006       $116,454
June, 2006 to May, 2007       $121,112


In addition to the Base Rent described above, upon the expiration of the existing lease for the West Wing, the Base Rent per month payable under this Lease shall increase by the following additional amounts:


July, 2005 to May, 2006        $72,437
June, 2006 to May, 2007        $75,334


This calculation assumes that the existing lease for the West Wing expires on June 30, 2005. The calculation shall be adjusted by prorating on a daily basis for a different expiration date.

In addition to the Base Rent, Lessee shall pay Lessee's Share of the increases, if any, in Operating Expenses compared to the Operating Expenses for Calendar Year 2000.

52.  SECURITY DEPOSIT
A security deposit in the amount of three (3) times the monthly Base Rent shall be maintained at all times, with Lessee making increases in the security deposit from time to time as the Base Rent Increases. The security deposit may take the form of an assignment of a certificate of deposit placed with Silicon Valley Bank, or such other financial institution reasonably acceptable to Lessor, with interest on the account to accrue to the benefit of the Lessee. The security deposit existing under the existing lease for the West Wing shall be applied to the security deposit under this lease upon the expiration of the existing lease for the West Wing.

If Lessor should draw any mount from the security deposit and apply them to any sum due and owing to Lessor by Lessee, Lessor shall maintain complete and accurate records of such amounts and the basis for such amounts, and shall make those records available to Lessee upon written request by Lessee.

53.  VEHICLE PARKING
Paragraph 2.2 is modified by adding the following:
Lessor shall make no charge for parking, unless required to do so by a future governmental regulation or law. If Lessor is required by law to impose a parking charge, Lessor shall impose the lowest charge allowed by law.

54.  OPERATING EXPENSES
Paragraph 4.2 is amended as follows:
Lessee's obligation to pay Operating Expenses shall be limited to Lessee's Share in increases in Operating Expenses over the Operating Expenses incurred for the Building during the calendar year 2000. The increase shall be calculated by treating the Operating Expenses collectively, so that an increase in one category of Operating Expenses may be offset by a decrease in another category of Operating Expenses.

To the extent an Operating Expense includes a calculation of useful life for depreciation purposes according to Federal income tax guidelines, Lessor shall calculate the useful life using the maximum useful life.

Lessor may not elect to require Lessee to make estimated payment of Lessee's Share of increase in Operating Expenses, unless Lessor reasonably estimates that Lessee's Share of the increases will exceed twenty five thousand dollars ($25,000.00) for the calendar year.

55.  USE
Paragraph 6.1 is amended to provide that an allowable use shall also include uses that are reasonably related to the General Office use described in Paragraph 1.4.

56.  CONDITION OF PREMISES
Paragraph 6.3(a) is amended by deleting Lessor's warranty regarding the good operating condition of the plumbing, lighting, air conditioning and heating systems. Lessee shall accept the Premises in their then "as is" condition, excepting only casualty damage.

57.  LESSEE'S MAINTENANCE AND REPAIR
Paragraph 7.2(b) is amended by changing the phrase "good maintenance practices" to "customary and reasonable" maintenance practices and by adding the phrase "ordinary wear and tear excepted" to the end of the last sentence.

58.  ALTERATIONS AND ADDITIONS
Paragraph 7.3(b) is amended as follows:
Lessee may remove its computer, telephone and communication hardware, but shall leave in place any cables, wiring, junction boxes or other installations that are placed behind walls, under floors, or above the ceilings and shall leave in place any panels which allow ready connection to such cables and wiring.

Also, Lessee shall only be required to obtain a building permit for work performed by or for Lessee if a building permit is required by law for that work.

Changing the phrase "Lessee's use of the Premises" at the end of the last sentence to "Lessee's use of and access to the Premises and Common Area" amends paragraph 7.4(f).

59.  INDEMNITY
Paragraph 8.7 is modified by adding the following:
Lessor shall indemnify, defend and hold Lessee and its agents, officers, directors, employees, and permitted assigns and successors, harmless from any and all claims, losses, damages, expenses (Costs) to the extent such Costs are caused by the negligence or recklessness of Lessor or Lessor's agents, contractors or employees or default by Lessor of its obligations under the Lease.

60.  EXEMPTION OF LESSOR FROM LIABILITY
Paragraph 8.8 is modified by adding the following:
This exemption from liability shall not apply to the extent that such damage or loss was caused by the negligence or recklessness of Lessor or Lessor's agents, contractors or employees or default by Lessor of its Obligations under the Lease.

61.  PREMISES BUILDING TOTAL DESTRUCTION
Paragraph 9.3 is amended to provide that Lessee may by written notice to Lessor, require Lessor to exercise its option to terminate the lease no later than ten
(10) business days after Lessor's receipt of a written demand from Lessee, provided that in no case shall Lessor be required to make such an election sooner than thirty (30) days after the occurrence of the damage.

62.  DAMAGE NEAR END OF TERM
Paragraph 9.4 is amended to provide that either Lessor or Lessee may terminate the Lease if there is substantial damage during the last twelve (12) months of the Term. For this purpose, the phrase "substantial damage" shall not include damage with an estimated cost of repair that is less than six hundred thousand dollars ($600,000).

63.  REAL PROPERTY TAXES
Paragraph 10.3 is amended by adding the following:
To the extent that real property taxes are payable in installments, then Lessor shall elect to pay the taxes in installments, provided that if the installment period extends beyond the Term of this Lease, then, to the extent that the real property taxes relate to the period of time included within the Term of this Lease, Lessee shall pay the full amount of the real property tax to Lessor no later than the due date of real property taxes that occurs immediately prior to the expiration or termination date of the Lease. Nothing in this Lease shall require Lessee to pay real property taxes that relate to a period of time that is not included within the Term of this Lease.

64.  ASSIGNMENT AND SUBLETTING
These provisions supplement the provisions in the preprinted portion of the Lease regarding assignments and subletting.

     64.1 Lessee's Request for Consent. At least fifteen (15) days before Lessee enters into an assignment or sublease, Lessee shall deliver to Lessor the following information: (1) the name of the proposed subtenant or assignee (the "New Lessee"); (2) the New Lessee's proposed use; (3) the most recent financial statement of the New Lessee; (4) terms and conditions of the proposed assignment or sublease.

     64.2 Timing of Decisions. Within ten (10) business days after Lessor receives the information described in Paragraph 62.1, Lessor shall either
     (a) request additional information or (b) give or deny its consent. If Lessor requests additional information (which shall be reasonably related to the information under Paragraph 62.1), Lessor shall give or deny its consent within ten (10) business days after Lessor receives the additional information.

     64.3 Standard for Granting Consent. Lessor's consent shall not be unreasonably withheld; unless Lessee proposes to sublease only a portion of the Premises and not the entire Premises, in which case, Lessor may grant or withhold consent in its sole discretion. It shall be reasonable for Lessor to impose conditions to its consent to the assignment or sublease. Without limiting the possible conditions to the consent, it shall be reasonable for Lessor to condition its consent on the basis of any one or more of the following:

          (1) Lessor may require that a Security Deposit be reasonably decreased or increased.

          (2) Lessor may require that it be reimbursed for the reasonable expense of reviewing the approval request.

          (3) Lessor may require that it receive fifty percent (50%) of the sum paid to Lessee attributable to the "bonus value" of the Lease, as reasonably determined by Lessor, without regard to how Lessee and New Lessee describe the sum. This may include any amount paid to Lessee in excess of the Base Rent paid to Lessor. The actual out-of-pocket expenses incurred by lessee in connection with the assignment or sublease, including, but not limited to, brokerage commissions, lease concessions, and costs of improvements, shall be deducted from the gross amount. Lessor shall be paid at the same time as the Lessee is paid.

          (4) Reasonable written consent to the assignment or sublease by any guarantors.

     64.4 Notwithstanding the foregoing, Lessor's consent shall not be required in connection with an assignment or a sublease of part or all of the Premises to a Lessee Affiliate. "Lessee Affiliate" shall be defined as any person or entity controlled by, controlling or under common control with, directly or indirectly with Lessee.

65.  REMEDIES
Paragraph 13.2 of the Lease is deleted in its entirety. The following paragraphs, numbered 63.1 trough 63.3, replace Paragraph 13.2 of the Lease.

     65.1 Lessor's Remedies. If Lessee materially defaults, Lessor may elect to pursue any of the following remedies:

          65.1.1 Elect to terminate this lease by giving written notice of the termination. In that event, Lessor may recover from Lessee:

               a. The worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus,

               b. The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; plus,

               c. The worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Lessee proves could be reasonably avoided; plus,

               d. Any other amount necessary to compensate Lessor for all the detriment proximately caused by Lessee's failure to perform its obligations under this lease or which in the ordinary course of things would be likely to result therefrom; The "worth at the time of award" referred to in subparagraphs (a) and (b) is computed by allowing interest at the lesser of the reference rate of the Bank of America plus two percent (2%) per annum, or the maximum interest rate allowed by law. The "worth at the time of award" referred to subparagraph (c) is computed by discounting such amount at the discount rate on the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

          65.1.2 Continue the lease in effect and recover the rent as it becomes due.

          65.1.3    Exercise any other right allowed by law or in equity.

          65.1.4    Lessor has the remedy provided in California Civil Code
          Section 1951.4 (Lessor may continue lease in effect after Lessee's breach and abandonment and


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

          recover rent as it becomes due, if Lessee has right to sublet or assign, subject only to reasonable limitations).

     65.2 Default and Abandonment. If rent is due and unpaid for at lease 14 consecutive days, and Lessor reasonably believes that Lessee has abandoned the Premises, then Lessor may terminate the lease in the manner provided in California Civil Code Section 1951.3, or Lessor may continue the lease and enforce all of its remedies under the lease, or Lessor may exercise any other right allowed by law or in equity.

     65.3 Termination, Surrender. In no event shall Lessor be deemed to have accepted a surrender of the Lease or terminated the Lessee's right to possession unless Lessor provides a written notice to Lessee expressly stating that it has accepted a surrender of the Lease and expressly stating that it is terminating the Lease.

66.  DEFAULT BY LESSOR
Paragraph 13.3 is amended by adding the following:
Subject to the foregoing, the material failure to observe or perform any covenant, term or condition of this Lease required to be performed by Lessor shall constitute a default by Lessor.

67.  INTEREST ON PAST DUE OBLIGATIONS
Paragraph 19 is amended to provided that interest shall accrue on amounts payable by Lessor to Lessee that is not paid when due.

68.  LESSOR'S ACCESS
Except in an emergency, there shall be reasonable advance notice to Lessee prior to entry by Lessor. Upon such entry, Lessor shall cooperate with Lessee with respect to Lessee's reasonable security requirements.

69.  AUTHORITY
Paragraph 43 is amended by adding the following:
All corporate or partnership action on the part of Lessor necessary for the authorization, execution, delivery of, and the performance of all obligations of Lessor hereunder has been taken, and this Lease when executed and delivered, will constitute a valid and legally binding obligation of Lessor, enforceable in accordance with its respective terms.

70.  BROKERS
Lessor has not employed or authorized a Broker and shall not have any liability for any commissions or finders fees under this Lease. Lessor may voluntarily assume a liability for a commission or finders fee, but only if Lessor has executed a separate agreement directly with the person or entity seeking a commission or finders fee in which Lessor expressly agrees to pay a commission or finders fee to that person or entity.

71.  WARRANTS
Subject to compliance with State and Federal securities laws, and appropriate corporate authorization, all of which Lessee agrees to diligently pursue at its own expense, Lessee shall issue to Lessor on the commencement date of this Lease, warrants to purchase either (i) if at such


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

such time the Lessee is a private company, 22,000 shares of the series of Lessee's preferred stock sold in the latest equity financing round with and exercise price equal to the price per share that such stock was sold in that round and otherwise on the same terms then in effect for such series of preferred stock, or (ii) if at such time the Lessee is a public company, 22,000 shares of Lessee's common stock as reported by the Nasdaq National Market or the securities exchange on which shares are traded on the trading day which precedes the commencement date of this Lease. The form of the warrants to be issued to Lessor pursuant to this paragraph 69 is attached hereto as Exhibit "B".

70.  NON-RECOURSE AS TO LESSOR
Neither Lessor nor any of its partners, employees, or agents shall have any personal liability under this Lease. Lessee's sole recourse for any liability of Lessor or of any partner, employee or agent of Lessor under this Lease shall be limited to Lessor's interest in the Office Building Project.


LESSOR:                                 LESSEE:

De Anza Properties                      Impresse Corporation


By:  /s/                                By:  /s/
   ---------------------------             -----------------------------
Its: General Partner                    Its: Chief Financial Officer
    --------------------------              ----------------------------
Dated:    12/10/99                      Dated:    12/10/99
      ------------------------                --------------------------



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